As filed with the Securities and Exchange Commission on September 3, 2021

FILE NOS.	811-23740
333-[____]

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

__________________________________

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☒

Pre-Effective Amendment No.

Post-Effective Amendment No.

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 ☒

Amendment No.

__________________________________

RCG ETFS, INC.

(Exact Name of Registrant As Specified In Charter)

9 West 57th Street, Suite 5000

New York, NY 10019

(Address of Principal Executive Office) (Zip Code)

Registrant's Telephone Number, including Area Code:

(212) 832-5280

__________________________________

(Name and address of agent for service)

John B. Harris

Ruane, Cunniff & Goldfarb L.P.

9 West 57th Street

Suite 5000

New York, New York 10019

Copies of communications to:

Paul M. Miller

Seward & Kissel LLP

901 K Street, N.W.

Suite 800

Washington, D.C. 20001

Approximate Date of Proposed Public Offering: As soon as practicable after the effectiveness of this Registration Statement.

It is proposed that this filing will become effective (check appropriate box)

[__]	immediately upon filing pursuant to paragraph (b)
[__]	on [_______], 2021 pursuant to paragraph (b)
[__]	on (date) pursuant to paragraph (b)
[__]	60 days after filing pursuant to paragraph (a)(1)
[__]	on (date) pursuant to paragraph (a)(1)
[__]	75 days after filing pursuant to paragraph (a)(2)
[__]	on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

______This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Shares of common stock.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states the Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to Section 8(a) may determine.

THE INFORMATION IN THIS PRELIMINARY PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PRELIMINARY PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE OR JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

SUBJECT TO COMPLETION

PRELIMINARY PROSPECTUS DATED SEPTEMBER 3, 2021

RCG ETF

Ticker: [___]

PROSPECTUS

[ _________], 2021

This ETF is different from traditional ETFs.

Traditional ETFs tell the public what assets they hold each day. This ETF will not. This may create additional risks for your investment. For example:

•	You may have to pay more money to trade the ETF's shares. This ETF will provide less information to traders, who tend to charge more for trades when they have less information.
•	The price you pay to buy ETF shares on an exchange may not match the value of the ETF's portfolio. The same is true when you sell shares. These price differences may be greater for this ETF compared to other ETFs because it provides less information to traders.
•	These additional risks may be even greater in bad or uncertain market conditions.
•	The ETF will publish on its website each day a "Proxy Portfolio" designed to help trading in shares of the ETF. While the Proxy Portfolio includes some of the ETF's holdings, it is not the ETF's actual portfolio.

The differences between this ETF and other ETFs may also have advantages. By keeping certain information about the ETF secret, this ETF may face less risk that other traders can predict or copy its investment strategy. This may improve the ETF's performance. If other traders are able to copy or predict the ETF's investment strategy, however, this may hurt the ETF's performance.

For additional information regarding the unique attributes and risks of the ETF, see ["Proxy portfolio structure risks," "Premium/Discount risks," "Trading halt risks," and "Authorized Participant risks."]

Principal U.S. Listing Exchange: NYSE Arca, Inc. Exchange-traded fund ("ETF") shares are not individually redeemable.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

RCG ETF (the "Fund")

Investment Objective

The Fund's investment objective is long-term growth of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees (fees paid directly from your investment)

The Fund does not impose any sales charges, exchange fees or redemption fees.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	[_]%
Other Expenses	[_]%
Total Annual Fund Operating Expenses	[_]%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$[_]	$[_]

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance. The Fund has no operating history and therefore has no portfolio turnover information.

Principal Investment Strategies

The Fund's investment objective is long-term growth of capital. In pursuing this objective, the Fund focuses on investing in equity securities that it believes are undervalued at the time of purchase and have the potential for growth. A guiding principle is the consideration of equity securities, such as common stock, as units of ownership of a business and the purchase of them when the price appears low in relation to the value of the total enterprise.

No weight is given to technical stock market studies. The balance sheet and earnings history and prospects of each company are extensively studied to appraise fundamental intrinsic value. The Fund normally invests in equity securities of U.S. and non-U.S. companies. The Fund may invest in securities of issuers with any

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market capitalization. The Fund typically sells the equity security of a company when the company shows deteriorating fundamentals, its earnings progress falls short of the Adviser's expectations or its valuation appears excessive relative to its expected future earnings.

Ordinarily, the Fund's portfolio is invested in equity securities of U.S. and non-U.S. companies. Investments in the equity securities of non-U.S. companies are limited to those listed on a foreign exchange that trade on such exchange at the same time as the Fund's shares (i.e., during the U.S. listing exchange's trading hours). These foreign securities could include (a) non-U.S. dollar denominated securities traded outside the U.S. so long as the securities trade at the same time as the fund's shares and (b) U.S. dollar-denominated securities of foreign issuers traded in the U.S. The Fund may also purchase ADRs issued by a U.S. financial institution (i.e., a depositary).

The Fund is not required to be fully invested in equity securities and, in fact, usually maintains a portion of its total assets in cash or securities generally considered to be cash equivalents, including, but not limited to, short-term U.S. Government securities. Depending upon market conditions, cash reserves may be a significant percentage of the Fund's net assets. The Fund is classified as non-diversified.

The Fund is a type of exchange traded fund ("ETF"). Unlike traditional ETFs, however, which generally publish their portfolio holdings on a daily basis, the Fund discloses a portfolio transparency substitute—the "Proxy Portfolio"—and certain related information about the relative performance of the Proxy Portfolio and the Fund's actual portfolio ("Actual Portfolio") holdings (the "Proxy Portfolio Disclosures"), which are intended to help keep the market price of the Fund's shares trading at or close to the underlying net asset value ("NAV") per share of the Fund. While the Proxy Portfolio includes some of the Fund's holdings, it is not the Fund's Actual Portfolio, and the Fund will not disclose the daily holdings of the Actual Portfolio. The Fund is actively-managed and does not intend to track an index.

The Fund publishes each business day on its website the "Proxy Portfolio Overlap," which is the percentage weight overlap between the holdings of the prior business day's Proxy Portfolio and the Actual Portfolio's holdings that formed the basis of the Fund's NAV calculation on the prior business day.

The Fund's exemptive relief limits the types of securities in which the Fund can invest, which may constrain the Fund's ability to implement its investment strategies.

Principal Risks

•	Market Risk. This is the risk that the market values of the Fund's investments will decline, perhaps sharply and unpredictably, or fail to rise, for various reasons including changes or potential or perceived changes in U.S. or foreign economies, financial markets, interest rates, the liquidity of investments and other factors including terrorism, war, natural disasters and public health events and crises, including disease/virus outbreaks, epidemics and pandemics. The resulting short term and long term effects and consequences of such events and factors on global and local economies and specific countries, regions, businesses, industries and companies cannot necessarily be foreseen or predicted. You may lose money by investing in the Fund.

•	Value Investing Risk. Investing in undervalued securities involves the risk that such securities may never reach their expected market value, either because the market fails to recognize a security's intrinsic worth or the expected value was misgauged. Such securities may decline in value even though they are already undervalued.

•	Non-Diversification Risk. The Fund is "non-diversified," meaning that it invests its assets in a smaller number of companies than many other funds. As a result, your investment in the Fund has the risk that changes in the value of a single security may have a significant effect, either negative or positive, on the Fund's NAV per share.
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•	Foreign (Non-U.S.) Risk. This is the risk that the value of the Fund's investments in securities of foreign issuers will be affected adversely by foreign economic, social and political conditions and developments or by the application of foreign legal, regulatory, accounting and auditing standards or foreign taxation policies or by currency fluctuations and controls. The risks to the Fund and, therefore, to your investment in the Fund, of investing in foreign securities include expropriation, settlement difficulties, market illiquidity and higher transaction costs. The prices of foreign securities may move in a different direction than the prices of U.S. securities. In addition, the prices of foreign securities may be more volatile than the prices of U.S. securities.
•	Currency Risk. This refers to the risk that securities that trade or are denominated in currencies other than the U.S. Dollar may be affected by fluctuations in currency exchange rates. An increase in the strength of the U.S. Dollar relative to a foreign currency will generally cause the U.S. Dollar value of an investment denominated in that currency to decline. Currency risk may be hedged or unhedged. Unhedged currency exposure may result in gains or losses as a result of a change in the relationship between the U.S. Dollar and the respective foreign currency.

•	Small-Cap and Mid-Cap Company Risk. Investing in securities of small-cap and mid-cap companies may involve greater risks than investing in securities of larger, more established issuers. Small-cap and mid-cap companies may be engaged in business within a narrow geographic region, be less well-known to the investment community and have more volatile share prices. These companies often lack management depth and have narrower market penetrations, less diverse product lines and fewer resources than larger companies. Moreover, the securities of such companies often have less market liquidity and, as a result, their stock prices often react more strongly to changes in the marketplace.

•	Growth Company Risk. The prices of growth securities are often highly sensitive to market fluctuations because of their heavy dependence on future earnings or cash flow expectations, and can be more volatile than the market in general.
•	Proxy Portfolio Structure Risk. Unlike traditional ETFs that provide daily disclosure of their portfolio holdings, the Fund does not disclose the daily holdings of the Actual Portfolio. The Fund discloses a Proxy Portfolio that is designed to reflect the economic exposure and risk characteristics of the Fund's Actual Portfolio on any given trading day. Because the Fund uses a Proxy Portfolio, there is a risk that the Fund's shares may trade at a wider bid/ask spread than shares of ETFs that publish their portfolios on a daily basis.
•	Premium/Discount Risk. Shares of the Fund are listed for trading on the NYSE Arca, Inc. (the "NYSE Arca") and are bought and sold in the secondary market at market prices that may differ from their most recent NAV. The market value of the Fund's shares will fluctuate, in some cases materially, in response to changes in the Fund's NAV, the intraday value of the Fund's holdings, and the relative supply and demand for the Fund's shares on the exchange. Although the Proxy Portfolio is intended to provide investors with enough information to allow for an effective arbitrage mechanism that will keep the market price of the Fund at or close to the Fund's NAV, there is a risk (which may increase during periods of market disruption or volatility) that market prices for Fund shares will vary significantly from the Fund's NAV.
•	Limited Number of Authorized Participants Risk. Only an authorized participant ("Authorized Participant") may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as Authorized Participants, none of which are or will be obligated to engage in creation or redemption transactions. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units, Fund shares may trade at a discount to NAV and possibly face trading halts and/or delisting. The Fund's novel structure may affect the number of entities willing to act as Authorized Participants, and this risk may be exacerbated during times of market stress.
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•	Predatory Trading Practices Risk. Although the Fund seeks to benefit from keeping its portfolio holdings information secret, market participants may attempt to use the Proxy Portfolio and related Proxy Portfolio Disclosures to identify the Fund's holdings and trading strategy. If successful, this could result in such market participants engaging in predatory trading practices that could harm the Fund and its shareholders.
•	Trading Issues Risk. Trading in Fund shares on the NYSE Arca may be halted in certain circumstances. If 10% or more of the Fund's Actual Portfolio does not have readily available market quotations, the Fund will promptly request that the NYSE Arca halt trading in the Fund's shares. If the trading of a security held in the Fund's Actual Portfolio is halted or otherwise does not have readily available market quotations and the Adviser believes that the lack of any such readily available market quotations may affect the reliability of the Proxy Portfolio as an arbitrage vehicle or otherwise determines it is in the best interest of the Fund, the Adviser promptly will disclose the identity and weighting of such security on the Fund's website.
•	Tracking Error Risk. Although the Proxy Portfolio is designed to reflect the economic exposure and risk characteristics of the Fund's Actual Portfolio on any given trading day, there is a risk that the performance of the Proxy Portfolio will diverge from the performance of the Actual Portfolio, potentially materially.
•	Creation and Redemption Transaction Risks. The Fund may be required to sell the in-kind securities received as a result of a purchase of one or more Creation Units from an Authorized Participant to the extent that the securities received from the Authorized Participant differ from the Fund's Actual Portfolio. Any such sales may generate taxable gain or loss. The Fund may also be required to sell securities from the Fund's Actual Portfolio in order to satisfy a redemption request from an Authorized Participant to the extent such request is satisfied in cash, which may also generate taxable gain or loss.

•	Risks of Investing in a Managed Fund. Performance of individual securities can vary widely. The investment decisions of the Adviser may cause the Fund to underperform other investments or benchmark indices. The Fund may also underperform other mutual funds with similar investment strategies. The Adviser may be incorrect in assessing a particular industry or company, including the anticipated earnings growth of the company. The Adviser may not buy securities at the lowest possible prices or sell securities at the highest possible prices. As with any mutual fund investment, there can be no guarantee that the Fund will achieve its investment goals.

•	Illiquid Investments Risk. When there is no willing buyer and a security cannot be readily sold at the desired time or price, the Fund may need to accept a lower price or may not be able to sell the security at all. An inability to sell securities, at the Fund's desired price or at all, can adversely affect the Fund's value or prevent the Fund from being able to take advantage of other investment opportunities.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any investment, you may lose money by investing in the Fund.

Bar Chart and Performance Information

Because the Fund has not yet completed a full calendar year of operations, information related to Fund performance, including a bar chart showing annual returns, has not been included in this Prospectus. The performance information provided by the Fund in the future will give some indication of the risks of an investment in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compare against those of a broad measure of market performance. The Fund's past performance, of course, does not necessarily indicate how it will perform in the future. Updated performance information is available online at [____] and/or by calling the Fund toll-free at [____].

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Investment Adviser

The Fund's investment adviser is Ruane, Cunniff & Goldfarb L.P.

Portfolio Managers

The following persons serve as co-portfolio managers of the Fund and are jointly and primarily responsible for the day-to-day management of the Fund's portfolio:

Employee	Title	Length of Service with the Fund
John B. Harris	President and Chief Executive Officer of the Fund; Managing Director of the Adviser; Management Committee member of RCG-GP LLC (the Adviser's general partner)	Since [__] 2021
Arman Gokgol-Kline	Analyst of the Adviser; Management Committee member of RCG-GP LLC	Since [__] 2021
Trevor Magyar	Analyst of the Adviser; Management Committee member of RCG-GP LLC	Since [__] 2021
D. Chase Sheridan	Analyst of the Adviser; Management Committee member of RCG-GP LLC	Since [__] 2021

Purchase and Sale of Fund Shares

The Fund will issue and redeem shares at NAV only in large blocks of shares, specifically 10,000 shares, called "Creation Units." Only a few financial institutions that are Authorized Participants are authorized to purchase and redeem Creation Units directly with the Fund.

Individual shares of the Fund may only be purchased and sold in secondary market transactions through broker-dealers. Shares of the Fund will be listed for trading on the NYSE Arca, and because shares trade at market prices rather than NAV, shares of the Fund may trade at a price greater than NAV (a premium) or less than NAV (a discount).

You may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market ("the bid/ask spread"). For more information, including recent information (when available) regarding the Fund's NAV, market price, premiums and discounts, and bid/ask spreads, please visit the Fund's website at [______].

Tax Information for the Fund

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

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ADDITIONAL INFORMATION ABOUT CERTAIN ETF-RELATED RISKS

•	Proxy Portfolio Structure Risk. Unlike traditional ETFs that provide daily disclosure of their portfolio holdings, the Fund does not disclose the daily holdings of the Actual Portfolio. Instead, the Fund discloses a Proxy Portfolio that is designed to reflect the economic exposure and risk characteristics of the Fund's Actual Portfolio on any given trading day. Although the Proxy Portfolio and Proxy Portfolio Disclosures are intended to provide Authorized Participants and other market participants with enough information to allow them to engage in effective arbitrage transactions that will keep the market price of the Fund's shares trading at or close to the underlying NAV per share of the Fund, while at the same time enabling them to establish cost-effective hedging strategies to reduce risk, there is a risk that market prices will vary significantly from the underlying NAV of the Fund. See "Premium/Discount Risk."

Similarly, shares of the Fund may trade at a wider bid/ask spread than shares of traditional ETFs, and may therefore be more costly for investors to trade. See "Trading Issues Risk." Also, the Fund will incur expenses to license the Proxy Portfolio mechanism, which may impact shareholder returns. Additionally, the proxy mechanism itself may result in additional trading costs, which also may negatively impact shareholder returns.

Although the Fund seeks to benefit from keeping its portfolio information secret, market participants may attempt to use the Proxy Portfolio to identify the Fund's trading strategy, which if successful, could result in such market participants engaging in certain predatory trading practices that may have the potential to harm the Fund and its shareholders. The Proxy Portfolio is designed to protect the Fund from predatory practices such as front-running and free-riding, market participants may nevertheless be able to use the Proxy Portfolio and Proxy Portfolio Disclosures to engage in trading practices that disadvantage the Fund. See "Predatory Trading Practices Risk."

The Proxy Portfolio methodology is novel and not yet proven as an effective arbitrage mechanism. The effectiveness of the Proxy Portfolio methodology as an arbitrage mechanism is contingent upon, among other things, the effectiveness of the Fund's Factor Model analysis in creating a Proxy Portfolio that performs in a manner substantially identical to the performance of the Fund's Actual Portfolio and the willingness of Authorized Participants and other market participants to trade based on the Proxy Portfolio. The Fund will monitor on an ongoing basis the premium/discount between the market price and the NAV of the Fund's shares, but there can be no assurance that the Proxy Portfolio methodology will operate as intended. In the event that the Proxy Portfolio methodology does not result in effective arbitrage opportunities in the Fund shares, the Fund may exhibit wider premiums/discounts, bid/ask spreads and tracking error.

At certain thresholds for such premiums/discounts, bid/ask spreads and tracking error, the Fund's Board of Directors will consider possible remedial measures, which may include liquidation or conversion to a fully-transparent, active ETF or a mutual fund.

•	Premium/Discount Risk. Shares of the Fund are listed for trading on the NYSE Arca, Inc. (the "NYSE Arca") and are bought and sold in the secondary market at market prices that may differ from their most recent NAV. The market value of the Fund's shares will fluctuate, in some cases materially, in response to changes in the Fund's NAV, the intraday value of the Fund's holdings, and the relative supply and demand for the Fund's shares on the exchange. Although the Proxy Portfolio is intended to provide investors with enough information to allow for an effective arbitrage mechanism that will keep the market price of the Fund at or close to the Fund's NAV, there is a risk (which may increase during periods of market disruption or volatility) that market prices for Fund shares will vary significantly from the Fund's NAV. This risk may be greater for the Fund than for traditional ETFs that disclose their full portfolio holdings on a daily basis because the publication of the Proxy Portfolio does not provide the same level of transparency as the publication of the full portfolio by a fully transparent active ETF. This could cause the Fund's shares to have wider bid/ask spreads and larger premiums/discounts than fully transparent ETFs using the same investment strategies.
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Disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for shares may result in shares trading at a significant premium or discount to NAV and/or in a reduced liquidity of your investment. During such periods, you may be unable to sell your shares or may incur significant losses if you sell your shares. There are various methods by which investors can purchase and sell shares and various types of orders that may be placed, some of which may result in losses during periods of market disruption or volatility. Investors should consult their financial intermediary before purchasing or selling shares of the Fund. If a shareholder purchases shares at a time when the market price is at a premium to the NAV or sells shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

•	Limited Number of Authorized Participants Risk. Only an authorized participant ("Authorized Participant") may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as Authorized Participants, none of which are or will be obligated to engage in creation or redemption transactions. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units, Fund shares may trade at a discount to NAV and possibly face trading halts and/or delisting. The Fund's novel structure may affect the number of entities willing to act as Authorized Participants, and this risk may be exacerbated during times of market stress.
•	Predatory Trading Practices Risk. Although the Fund seeks to benefit from keeping its portfolio holdings information secret, market participants may attempt to use the Proxy Portfolio and related Proxy Portfolio Disclosures to identify the Fund's holdings and trading strategy. If successful, this could result in such market participants engaging in predatory trading practices that could harm the Fund and its shareholders. The Proxy Portfolio and related Proxy Portfolio Disclosures have been designed to minimize the risk that market participants could "reverse engineer" the Fund's portfolio and investment strategy, but they may not be successful in this regard.
•	Trading Issues Risk. Trading in Fund shares on the NYSE Arca may be halted in certain circumstances. If 10% or more of the Fund's Actual Portfolio does not have readily available market quotations, the Fund will promptly request that the NYSE Arca halt trading in the Fund's shares. Such trading halts may have a greater impact on the Fund compared to other ETFs due to its lack of transparency. If the trading of a security held in the Fund's Actual Portfolio is halted or otherwise does not have readily available market quotations and the Adviser believes that the lack of any such readily available market quotations may affect the reliability of the Proxy Portfolio as an arbitrage vehicle or otherwise determines it is in the best interest of the Fund, the Adviser promptly will disclose on the Fund's website the identity and weighting of such security for so long as such security's trading is halted or otherwise does not have readily available market quotations and remains in the Actual Portfolio. There can be no assurance that the requirements of the NYSE Arca necessary to maintain the listing of the Fund will continue to be met. Because the Fund trades on the basis of a published Proxy Portfolio, it may trade at a wider bid/ask spread and may experience a wider premium/discount than traditional ETFs that publish their portfolios on a daily basis, and therefore, may cost investors more to trade especially during periods of market disruption or volatility.
•	Tracking Error Risk. Although the Proxy Portfolio is designed to reflect the economic exposure and risk characteristics of the Fund's Actual Portfolio on any given trading day, there is a risk that the performance of the Proxy Portfolio will diverge from the performance of the Actual Portfolio, potentially materially.
•	Creation and Redemption Transaction Risks. The Fund may be required to sell the in-kind securities received as a result of a purchase of one or more Creation Units from an Authorized Participant to the extent that the securities received from the Authorized Participant differ from the Fund's Actual Portfolio. Any such sales may generate taxable gain or loss. The Fund may also be required to sell securities from the Fund's Actual Portfolio in order to satisfy a redemption request from an Authorized Participant to the extent such request is satisfied in cash, which may also generate taxable gain or loss.

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MANAGEMENT OF THE FUND

Investment Adviser

The Fund's investment adviser is Ruane, Cunniff & Goldfarb L.P. (the "Adviser"), 9 West 57th Street, Suite 5000, New York, New York 10019-2701. The Adviser is registered as an investment adviser with the Securities and Exchange Commission ("SEC").

The Adviser furnishes investment advisory services to the Fund pursuant to an investment advisory contract (the "Advisory Contract"). Under the Advisory Contract, the Adviser receives an annual unitary fee equal to [_]% of the Fund's average daily net assets that includes payment for advisory services and the Fund's ordinary, recurring operating expenses (the "Unitary Fee"), except for expenses that are excluded from the Unitary Fee. The following expenses are excluded from the Unitary Fee: (i) all brokerage fees and commissions (including dealer markups and spreads); (ii) interest and borrowing expenses; (iii) any federal, state and local taxes, including issue and transfer taxes and other charges incident to the purchase sale, or lending of the Fund's portfolio holdings; (iv) expenses related to stockholder meetings and the associated preparation, filing and mailing of associated notices and proxy statements; and (v) any nonrecurring and extraordinary expenses, including the legal fees and other expenses associated with litigation to which the Fund is a party and indemnification expenses.

A discussion regarding the basis for the approval by the Board of Directors (the "Board") of the Advisory Contract will be available in the Fund's annual report to shareholders for the fiscal year ended December 31, [____].

Portfolio Managers and Investment Committee

John B. Harris, Arman Gokgol-Kline, Trevor Magyar and D. Chase Sheridan, the co-portfolio managers of the Fund, are jointly and primarily responsible for the day-to-day management of the Fund's portfolio, subject to the investment parameters established from time to time by the Investment Committee of the Adviser (the "Committee"). The Committee, which reflects the team approach used by the Adviser, is comprised of the co-portfolio managers, all of whom are voting members of the Committee, and Greg Alexander, who is a non-voting member of the Committee. The Committee meets regularly to discuss investment parameters for the Fund. The following table lists the co-portfolio managers and each person's principal occupation during the past five years:

Employee	Principal Occupation During the Past Five (5) Years
John B. Harris*	President and Chief Executive Officer of the Fund since [ ], 2021; Managing Director of the Adviser, Management Committee member of RCG-GP LLC (the Adviser's general partner) since February 2018; Management Committee member of Ruane, Cunniff & Goldfarb Inc. (the Adviser's parent) ("RCG Inc.") since 2016; analyst of the Adviser or RCG Inc. since prior to 2016.
Arman Gokgol-Kline	Analyst of the Adviser and Management Committee member of RCG-GP LLC. He has been associated with the Adviser or RCG Inc. in a substantially similar capacity to his current analyst position since prior to 2016.
Trevor R. Magyar	Analyst of the Adviser and Management Committee member of RCG-GP LLC. He has been associated with the Adviser or RCG Inc. in a substantially similar capacity to his current analyst position since prior to 2016.
D. Chase Sheridan	Analyst of the Adviser and Management Committee member of RCG-GP LLC. He has been associated with the Adviser or RCG Inc. in a substantially similar capacity to his current analyst position since prior to 2016.

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* Chair of the Investment Committee. Mr. Harris may take actions for the Fund that are not within the investment parameters established by the Committee in the event that he determines that events or circumstances require him to take such actions and it is not practicable to convene a meeting of the Committee. Mr. Harris has been authorized by the Committee to limit the value of the Fund's investment in any security from exceeding 20% of the Fund's net assets.

The Fund's Statement of Additional Information ("SAI") provides additional information about the compensation of the co-portfolio managers, other accounts managed by such persons, and such persons' ownership of the Fund's securities.

PURCHASE AND SALE OF SHARES

Buying and Selling Shares

The price of the Fund's shares traded on the Exchange is the market price. Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the "Creations and Redemptions" section of this Prospectus. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. An Authorized Participant is either a "participating party" (i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation) or a Depository Trust Company ("DTC") participant, in either case, who has executed an agreement with the Distributor, and accepted by the transfer agent, with respect to creations and redemptions of Creation Units. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.

Most investors will buy and sell shares of the Fund in secondary market transactions through broker-dealers. Shares of the Fund are listed for trading on a national securities exchange during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly traded companies. However, there can be no guarantee that an active trading market will develop or be maintained, or that the Fund shares listing will continue or remain unchanged. The Fund does not impose any minimum investment for shares of the Fund purchased on an exchange. Buying or selling the Fund's shares involves certain costs that apply to all securities transactions. When buying or selling shares of the Fund through a financial intermediary, you may incur a brokerage commission or other charges determined by your financial intermediary. You may also incur the cost of the spread between the price at which a dealer will buy shares and the somewhat higher price at which a dealer will sell shares. Due to these brokerage costs, if any, frequent trading may detract significantly from investment returns. In addition, you may also incur the cost of the spread (the difference between the bid price and the ask price of the Fund's shares). The commission is frequently a fixed amount and may be a significant cost for investors seeking to buy or sell small amounts of Fund shares. The spread varies over time for shares of the Fund based on its trading volume and market liquidity, and is generally narrower if the Fund has more trading volume and market liquidity and wider if the Fund has less trading volume and market liquidity. The Fund has the potential for wider spreads given its non-transparent structure, especially during periods of market stress or volatility. Shares of the Fund trade on an exchange at prices that may differ to varying degrees from the daily NAV of the shares.

The Fund's primary listing exchange is the NYSE Arca. The NYSE Arca is open for trading Monday through Friday and is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

A "Business Day" with respect to the Fund is each day the Fund is open and includes any day that the Fund is required to be open under Section 22(e) of the Investment Company Act. Orders from Authorized Participants to create or redeem Creation Units will only be accepted on a Business Day. On days when the NYSE Arca closes earlier than normal, the Fund may require orders to create or redeem Creation Units to be placed earlier in the day. Please see the SAI for more information.

How the Fund Values Its Shares

An Authorized Participant can create and redeem Creation Units directly with the Fund at a price based on the aggregate NAV of the shares included in a Creation Unit. The Fund calculates its NAV at the close of

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regular trading on the Exchange (normally 4:00 p.m., Eastern Time) each day the Exchange is open for business. Generally this means any weekday exclusive of New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. To calculate the NAV, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The Fund values its assets at their current market value determined on the basis of market quotations or, if such quotations are not readily available or are determined to be unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Board.

When it uses fair value pricing, the Fund may take into account various factors that it deems appropriate, including developments related to the specific security, price and trading comparisons of securities of comparable issuers, the liquidity of the market for the security and current valuations of appropriate surrogates such as American Depositary Receipts or foreign futures indices. Fair value pricing involves subjective judgments. Accordingly, it is possible that the fair value price determined for a security will differ materially from the price that is realized upon the sale of that security.

The Fund expects to use fair value pricing for securities primarily traded on U.S. exchanges only under limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security.

Subject to its oversight, the Board has delegated responsibility for valuing the Fund's assets to the Adviser. The Adviser values the Fund's assets in accordance with the valuation policies and procedures approved by the Board.

Book Entry

Shares of the Fund are held in book-entry form, which means that no share certificates are issued. DTC or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or "street name" form.

Frequent Trading Practices

The Board of Directors has not adopted a policy of monitoring for frequent purchases and redemptions of fund shares (frequent trading) and a lag between a change in the value of the Fund's portfolio securities after the close of the primary markets for the Fund's portfolio securities and the reflection of that change in the Fund's NAV (market timing). The Board of Directors believes that a frequent trading policy is unnecessary because of the nature of the Fund's relationship with Authorized Participants and because most trading in Fund shares will occur without the Fund's involvement on a national securities exchange. The Fund relies on Authorized Participants to engage in arbitrage transactions to exploit differences between the market price and the NAV of the Fund's shares to minimize the difference between the market price and NAV of a Fund share. When the Fund creates or redeems Creation Units with Authorized Participants, Creation Units are exchanged at a price based on the Fund's NAV. In addition, it is unlikely that a retail shareholder buying Fund shares on an exchange could take advantage of a potential arbitrage opportunity presented by market timing.

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Investments by Other Investment Companies

Section 12(d)(1) of the Investment Company Act restricts investments by investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in SEC rules. In order for a registered investment company to invest in shares of the Fund beyond the limitations of Section 12(d)(1) pursuant applicable SEC rules, the registered investment company must enter into an agreement with the Fund.

Creations and Redemptions

Prior to trading in the secondary market, shares of the Fund are "created" at NAV by market makers, large investors and institutions only in block-size Creation Units of [_____] shares or multiples thereof. Each Authorized Participant is required to enter into an Authorized Participant agreement with the Fund's Distributor. A summary of the Fund's procedures that apply to creation and redemption orders appears in the SAI.

The prices at which creations and redemptions occur are based on the next calculation of NAV after a creation or redemption order is received in an acceptable form under the Authorized Participant agreement. These prices may differ from the market price of the Fund's shares.

Only an Authorized Participant may create or redeem Creation Units directly with the Fund. In the event of a system failure or other interruption, including disruptions at market makers or Authorized Participants, orders to purchase or redeem Creation Units either may not be executed according to the Fund's instructions or may not be executed at all, or the Fund may not be able to place or change orders.

When the Fund engages in in-kind transactions, the Fund may be required to substitute cash in lieu of securities to comply with the U.S. federal securities laws to ensure that any unregistered or restricted securities accepted for deposit or used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the Securities Act of 1933, as amended ("Securities Act"). Further, an Authorized Participant that is not a "qualified institutional buyer," as such term is defined under Rule 144A of the Securities Act, will not be able to receive restricted securities eligible for resale under Rule 144A.

The Fund imposes a creation transaction fee and a redemption transaction fee to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) and the applicable transaction fees are included in the Fund's SAI. Your broker-dealer or agent may charge you a fee to effect transactions in Fund shares.

Premium and Discount Information

Most investors will buy and sell shares of the Fund in secondary market transactions through brokers at market prices, and the Fund's shares will trade at market prices. The market price of shares may be greater than, equal to, or less than NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of shares of the Fund.

Information about the Fund's daily market price and how often shares of the Fund traded on the listing exchange are at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund (during the Fund's four previous calendar quarters (or for the life of the Fund, if shorter)) can be found at [______].

Proxy Portfolio and Proxy Overlap

Information regarding the contents of the Proxy Portfolio, and the percentage weight overlap between the holdings of the Proxy Portfolio and the Fund's Actual Portfolio holdings that formed the basis for its calculation of NAV at the end of the prior Business Day (the Portfolio Overlap), can be found at [_____].

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Continuous Offering

You should be aware of certain legal risks unique to investors purchasing Creation Units directly from the Fund. Because new Creation Units are issued and sold by the Fund on an ongoing basis, a "distribution," as such term is used in the Securities Act, may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent shares, and sells such shares directly to customers, or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker-dealers who are not "underwriters" but are participating in a distribution of shares are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the Investment Company Act. As a result, broker-dealer firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with the shares that are part of an overallotment within the meaning of Section 4(a)(3)(A) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to shares are reminded that, under Rule 153 of the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the NYSE Arca is satisfied by the fact that the prospectus is available at the NYSE Arca upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange. In addition, certain affiliates of the Funds, the Adviser may purchase and resell Fund shares pursuant to this Prospectus.

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DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and capital gains distributions, if any, declared by the Fund on its outstanding shares will be paid in cash. The Fund will not make the DTC book entry Dividend Reinvestment Service available for use by beneficial owners for reinvestment of their cash proceeds. Brokers may, however, offer a dividend reinvestment service which uses dividends to purchase shares on the secondary market at market value, in which case brokerage commissions, if any, incurred in purchasing such shares will be an expense borne by the individual beneficial owners participating in such a service.

For federal income tax purposes, distributions of net income (including any short-term capital gains) by the Fund are taxable to you as ordinary income. Distributions of long-term capital gains are taxable to you as long-term capital gains. The Fund's distributions also may be subject to state and local taxes.

A portion of the Fund's distributions may be treated as "qualified dividend income," taxable to individuals, trusts, and estates at the same preferential tax rates as long-term capital gains. A distribution is treated as qualified dividend income to the extent that the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that holding period and other requirements are met.

Unrealized capital gains represent a substantial portion of the value of your investment in the Fund. If the Fund sells appreciated securities and distributes the profit, the distributed appreciation will be taxable to you either as capital gains or as ordinary income, depending upon how long the Fund held the appreciated securities. If such distribution is reinvested in Fund shares, any such income or gain will increase the tax basis of your shares, which will reduce the amount of gain or increase the amount of loss you recognize on a disposition of your shares. You should carefully consider these potential tax effects on your investment in the Fund.

Dividends and distributions are taxable to you whether you receive the amount in cash or reinvest the amount in additional shares of the Fund. In addition, the redemption of Fund shares is a taxable transaction for federal income tax purposes whether paid in cash or in kind. If you buy shares just before the Fund deducts a distribution from its NAV, you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

An Authorized Participant that exchanges securities for Creation Units may realize a gain or loss equal to the difference between the fair market value of the Creation Units at the time of purchase and the sum of the Authorized Participant's cost basis in the securities transferred plus any cash paid. An Authorized Participant that exchanges Creation Units for securities may realize a gain or loss equal to the difference between the Authorized Participant's cost basis in the Creation Units and the sum of the fair market value of the securities plus any cash received. Authorized Participants exchanging securities for Creation Units or redeeming Creation Units should consult with their own tax advisor.

Each year shortly after December 31, the Fund will send its shareholders tax information stating the amount and type of all its distributions for the year. A shareholder should consult the shareholder's tax adviser about the federal, state and local tax consequences of an investment in the Fund in the shareholder's particular situation.

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GENERAL INFORMATION AND DISCLAIMERS

You may obtain copies of the Fund's most recent Prospectus, SAI and annual and semi-annual reports, once available, by visiting the Fund's website at [_____].

A description of the Fund's policies and procedures with respect to the disclosures of the Fund's portfolio securities is available in the Fund's SAI and on the Fund's website at [______].

AMSSM is a service mark of NYSE Group, Inc. or its affiliates ("NYSE") and has been licensed for use by the Adviser ("Licensee") in connection with the Fund. Neither Licensee nor the Fund is sponsored, endorsed, sold or promoted by NYSE. NYSE makes no representations or warranties regarding Licensee or the Fund or the ability of the AMSSM to track the intra-day performance of any fund.

NYSE MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO AMSSM OR ANY DATA INCLUDED THEREIN. IN NO EVENT SHALL NYSE HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

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FINANCIAL HIGHLIGHTS

Financial highlights information is not available because the Fund has not yet commenced operations as of the date of this Prospectus.

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For more information about the Fund, the following documents are available upon request:

Annual/Semi-Annual Reports to Shareholders

The Fund's Annual and Semi-Annual Reports to shareholders, once available, will contain additional information on the Fund's investments. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Fund's current Annual and Semi-Annual Reports, once available, are posted on the Fund's website: [____].

Statement of Additional Information (SAI)

The Fund has an SAI, which contains more detailed information about the Fund's operations and investment policies and procedures, including the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio holdings. The Fund's SAI is incorporated by reference into (and is legally part of) this Prospectus. The Fund's SAI is available on the Fund's website: www.[ ].com.

You may request a free copy of the current Annual/Semi-Annual Report, once available, or the SAI, or make shareholder inquiries, by contacting your broker or other financial intermediary, or by contacting the Fund:

By mail:	RCG ETF
9 West 57th Street, Suite 5000
New York, N.Y. 10019-2701

By phone:	800 686-6884

You may also view reports and other information about the Fund by visiting the EDGAR Database on the Securities and Exchange Commission's Internet site at www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request to publicinfo@sec.gov.

File No. 811-23740

THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE OR JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

SUBJECT TO COMPLETION
PRELIMINARY STATEMENT OF ADDITIONAL INFORMATION DATED SEPTEMBER 3, 2021

RCG ETF

Ticker: [___]

Principal U.S. Listing Exchange: NYSE Arca, Inc.

9 West 57th Street, Suite 5000

New York, New York 10019-2701

(Telephone: [ ])

STATEMENT OF ADDITIONAL INFORMATION

[               ], 2021

This statement of additional information ("SAI") for the RCG ETF (the "Fund"), a series of RCG ETFs, Inc. (the "Corporation"), is not a prospectus and is only authorized for distribution when preceded or accompanied by the Fund's prospectus dated [               ], 2021, as amended or supplemented from time to time (the "Prospectus"). This SAI contains additional and more detailed information than that set forth in the Prospectus and should be read in conjunction with the Prospectus. Copies of the Prospectus may be obtained without charge by writing or calling the Fund at the address and telephone number set forth above or by accessing the Fund's website: [_____]. The website does not form part of the Prospectus or SAI.

THE FUND

RCG ETF (the "Fund") is a non-diversified, exchange traded fund ("ETF") registered under the Investment Company Act of 1940, as amended (the "1940 Act") and is advised by Ruane, Cunniff & Goldfarb L.P. (the "Adviser"). The Fund seeks long-term growth of capital.

Unlike a mutual fund, the Fund offers and issues shares only in aggregations of a specified number of shares ("Creation Units") at its net asset value ("NAV") to broker-dealers and other financial intermediaries who are participants in the National Securities Clearing Corporation ("NSCC") and who have signed an Authorized Participant Agreement with [ ] (the "Distributor") (each an "Authorized Participant"), and accepted by the transfer agent. Creation Units are issued or redeemed generally in exchange for a basket of securities and/or instruments (the "Deposit Securities"), together with a deposit of a specified cash payment (the "Cash Component"). The Fund may, in certain circumstances, issue Creation Units solely in exchange for a specified all-cash payment ("Cash Deposit"). Shares of the Fund are likewise redeemable by the Fund only in Creation Units, generally in exchange for a basket of securities and instruments ("Redemption Securities"), together with a Cash Component. The names and quantities of the securities and instruments that constitute the Deposit Securities and Redemption Securities are generally the same as the Fund's Proxy Portfolio (as described in the "Proxy Portfolio" section below), except to the extent purchases and redemptions are made entirely or partially on a cash basis. In addition, the Fund may determine to use baskets that differ from the Proxy Portfolio in that they include instruments that are not in the Proxy Portfolio, or are included in the Proxy Portfolio but in different weightings. As with the offer and sale of Creation Units, the Fund may, in certain circumstances, redeem Creation Units in exchange for a specified all-cash payment. Shares trade in the secondary market and elsewhere at market prices that may be at, above or below NAV.

The Fund charges creation/redemption transaction fees for each creation and redemption to cover the cost to the Fund of processing the transaction, including the estimated trading costs of converting the Deposit Securities and the Cash Component into the desired portfolio composition, in the case of a creation, and the estimated trading costs of converting the Fund's actual portfolio ("Actual Portfolio") holdings into the Redemption Securities and the Cash Component, in the case of a redemption. In all cases, transaction fees are limited in accordance with the requirements of the SEC applicable to management investment companies offering redeemable securities (see "Creations and Redemptions" below).

INVESTMENT STRATEGIES, POLICIES AND RISK CONSIDERATIONS

Ordinarily, the Fund's portfolio is invested in equity securities of U.S. and non-U.S. companies. The Fund may also invest in American Depositary Receipts ("ADRs"), restricted securities, certain special situations, debt securities, securities offered in initial public offerings, cash and cash equivalents, and total return swaps. The following supplements the information contained in the Prospectus concerning the investment objective, strategies and policies and risks of investing in the Fund.

Except as otherwise noted, the Fund's investment objective and policies described below are not "fundamental policies" within the meaning of the 1940 Act, and may, therefore, be changed by the Board of Directors of the Fund (the "Board") without shareholder approval. However, the Fund will not change its investment objective without at least 60 days' prior written notice to shareholders. There is no guarantee that the Fund will achieve its investment objective. Whenever any investment policy or restriction states a percentage of the Fund's assets that may be invested in any security or other asset, it is intended that such percentage limitation be determined immediately after and as a result of the Fund's acquisition of such securities or other assets. Accordingly, except with respect to borrowing, any later increases or decreases in percentage beyond the specified limitations resulting from a change in values or net assets will not be considered a violation of this percentage limitation.

(a)	Special Risks of Exchange-Traded Shares and Non-Transparent ETFs

Secondary Market Trading Risk. The Fund is subject to a number of secondary market trading risks, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, periods of high volatility and disruptions in the creation and redemption process, any of which may lead to the Fund's shares trading at a premium or discount. Investors buying or selling shares of the Fund in the secondary market will pay brokerage commissions or other charges imposed by and determined by the broker-dealers, which may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of shares. In addition, secondary market investors will also incur the cost of the difference between the price that an investor is willing to pay for shares (the "bid" price) and the price at which an investor is willing to sell shares (the "ask" price). This difference in bid and ask prices is often referred to as the "spread" or "bid/ask spread." The bid/ask spread varies overtime for shares based on trading volume and market liquidity, and is generally lower if the Fund's shares have more trading volume and market liquidity and higher if the Fund's shares have little trading volume and market liquidity. Further, increased market volatility may cause increased bid/ask spreads. Shares of the Fund may trade at a wider bid/ask spread than shares of traditional ETFs, and may therefore be more costly for investors to trade. Due to the costs of buying or selling shares, including bid/ask spreads, frequent trading of shares may significantly reduce investment results and an investment in shares may not be advisable for investors who anticipate regularly making small investments. Shares of the Fund, similar to shares of other issuers listed on a stock exchange, may be sold short and are therefore subject to the risk of increased volatility and price decreases associated with being sold short.

The Proxy Portfolio and the Proxy Portfolio Methodology. Unlike a traditional ETF, the Fund does not disclose its portfolio holdings daily. Rather, the Fund discloses a portfolio transparency substitute—the "Proxy Portfolio"—and certain related information about the relative performance of the Proxy Portfolio and the Fund's Actual Portfolio holdings, which are designed to facilitate an effective arbitrage mechanism for the Fund's shares while protecting the identity of the Fund's full portfolio holdings. The Fund believes that daily disclosure of its full portfolio holdings could enable market participants to predict the Fund's trading strategy and trade ahead of the Fund's portfolio trades (a practice known as "front-running"), or to copy the Fund's investment strategy (a practice known as "free riding"). The purpose of the proxy portfolio methodology, as described below (the "Proxy Portfolio Methodology") is to protect the Fund and its shareholders against such practices. Although the Fund does not publish its full portfolio holdings daily, the Proxy Portfolio Methodology is designed to allow Authorized Participants and other market makers to assess the intraday value and associated risk characteristics of the Fund's Actual Portfolio.

An important feature of the Proxy Portfolio Methodology is the daily disclosure of a basket of cash and securities—the Proxy Portfolio—that is designed and constructed to closely track the daily performance of the Fund's Actual Portfolio. In addition to the Proxy Portfolio, the Fund discloses daily the percentage weight overlap between the holdings of the Proxy Portfolio and the Actual Portfolio that formed the basis for the Fund's calculation of NAV at the end of the prior Business Day (the "Proxy Overlap"). Daily disclosure of the Proxy Portfolio, the Proxy Overlap and the other related Proxy Portfolio Disclosures is designed to enable Authorized Participants and other market participants to accurately assess the profitability of arbitrage trades in shares of the Fund and to effectively hedge their risks associated with arbitrage and market making activities, thereby helping to ensure that investors can purchase and sell Fund shares in the secondary market at prices that are at or close to the underlying NAV per share of the Fund.

Proxy Portfolio Construction. The goal of the Proxy Portfolio Methodology is to permit the Fund's Proxy Portfolio, during all market conditions, to track closely the daily performance of the Fund's Actual Portfolio and to minimize intra-day misalignment between the performance of the Proxy Portfolio and the performance of the Actual Portfolio. The Proxy Portfolio is designed to reflect the economic exposures and the risk characteristics of the Actual Portfolio on any given trading day.

Construction of a Proxy Portfolio that replicates the daily performance of the Actual Portfolio is achieved by performing a factor model analysis of the Fund's Actual Portfolio. The factor model is comprised of three sets of factors or analytical metrics: market-based factors, fundamental factors, and industry/sector factors. The Fund has a universe of securities (the "Model Universe") that is used to generate the Fund's Proxy Portfolio. The Model Universe is comprised of securities that the Fund can purchase and is a financial index or stated portfolio of securities from which Fund investments are selected. The results of the factor model analysis of the Fund's Actual Portfolio are then applied to the Fund's model universe of securities, resulting in the generation of a Proxy Portfolio, which consists of a small subset of

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the securities in the Model Universe. The Proxy Portfolio is designed to perform in a manner substantially identical to the performance of the Actual Portfolio. The Proxy Portfolio only includes securities and investments in which the Fund may invest. However, while the Proxy Portfolio and the Actual Portfolio hold some or many of the same securities, the Proxy Portfolio and the Fund's Actual Portfolio may not include identical securities. The Proxy Portfolio is reconstituted daily.

Proxy Portfolio Disclosures. The composition of the Proxy Portfolio is published on the Fund's website at [____] each Business Day and includes the following information for each portfolio holding in the Proxy Portfolio: (1) ticker symbol; (2) CUSIP or other identifier; (3) description of holding; (4) quantity of each security or other asset held; and (5) percentage weight of the holding in the Proxy Portfolio. The Fund's website publishes on a daily basis, per share for the Fund, the prior Business Day's NAV and the Closing Price or Bid/Ask Price (each as defined below), and a calculation of the premium/discount of the Closing Price or Bid/Ask Price against such NAV. The Fund's website also publishes a variety of other information metrics regarding the relative behavior of the Proxy Portfolio and the Actual Portfolio, including the Proxy Overlap (defined below). Additional information about how the Proxy Portfolio and the Proxy Overlap are calculated can be found in this Statement and on the Fund's website at [____]. The website also includes Tracking Error for the Fund and, once the Fund has completed a fiscal year, the median bid/ask spread (expressed as a percentage rounded to the nearest hundredth) will be computed by identifying the Fund's National Best Bid and Offer as of the end of each ten second interval during each trading day of the last thirty calendar days, dividing the difference between each such bid and offer by the midpoint of the National Best Bid and Offer and identifying the median of these values. Additionally, the Fund is required to disclose on its website a table showing the number of days the Fund's shares traded at a premium/discount and a line graph showing the Fund's share premiums or discounts during the most recently completed calendar year and the most recently completed calendar quarters since that year (or the life of the Fund).

The Fund believes that the Proxy Portfolio Disclosures enable Authorized Participants and other market makers to use the component securities and their weightings of the Proxy Portfolio to calculate intraday values that approximate the value of the securities in the Actual Portfolio and, based thereon, assess whether the market price of the Fund's shares is higher or lower than the approximate contemporaneous value of the Actual Portfolio. These activities are intended to facilitate an arbitrage mechanism that keeps market prices of the Fund's shares at or close to the Fund's NAV. Moreover, the Proxy Portfolio Disclosures generated by the Proxy Portfolio Methodology are intended to facilitate effective hedging activities by market makers, so that share market price bid/ask spreads are narrow.

Protecting Confidential Information. Because the Fund does not publicly disclose its Actual Portfolio holdings daily, the selective disclosure of material nonpublic information, including information other than portfolio information, would be more likely to provide an unfair advantage to the recipient than in other ETFs. Accordingly, the Fund and each person acting on behalf of the Fund is required to comply with Regulation Fair Disclosure as if it applied to them (except that the exemptions provided in Rule 100(b)(2)(iii) therein shall not apply). In addition, the Actual Portfolio is considered material, non-public information and the trades that are or will be reflected in the Actual Portfolio are subject to the codes of ethics of the Fund, Adviser, and Distributor. The agreements related to the Fund's other service providers with, or any other party given, access to the Actual Portfolio, including the custodian, administrator and fund accountant, include appropriate confidentiality provisions and generally prohibit such parties from trading based upon this information.

Below are some definitions of the defined terms used above:

•	Closing Price – the official closing price of the share on the Fund's primary listing exchange.
•	Bid/Ask Price – the midpoint of the highest bid and the lowest offer based upon the National Best Bid and Offer as of the time of calculation of the Fund's NAV.
•	National Best Bid and Offer – the current national best bid and national best offer as disseminated by the Consolidated Quotation System or UTP Plan Securities Information Processor.
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•	Proxy Overlap – the percentage weight overlap between the holdings of the prior Business Day's Proxy Portfolio compared to the Actual Portfolio's holdings that formed the basis for the Fund's calculation of NAV at the end of the prior Business Day. The Proxy Overlap is calculated based on the Proxy Portfolio and portfolio holdings as of the prior Business Day. The Proxy Overlap is calculated by taking the lesser weight of each asset held in common between the Actual Portfolio and the Proxy Portfolio and adding the totals. Additional information about how the Proxy Overlap is calculated can be found on the Fund's website at [____].
•	Tracking Error—At the end of each trading day, the Fund calculates its Proxy Overlap and the standard deviation over the past three months of the daily proxy spread (i.e., the difference, in percentage terms, between the Proxy Portfolio per share NAV and that of the Actual Portfolio at the end of the trading day) and publish such information before the opening of Fund share trading each Business Day.

Monitoring of Actual and Proxy Portfolio Securities

A security held in the Actual Portfolio but not in the Proxy Portfolio might not have readily available market quotations, which could be the situation when, for example, the Fund's primary listing exchange institutes an extended trading halt in a portfolio security, leading to a potential increase in the difference between the value of the Actual Portfolio and Proxy Portfolio. If the trading of a security held in the Fund's Actual Portfolio is halted or otherwise does not have readily available market quotations and the Adviser believes that the lack of any such readily available market quotations may affect the reliability of the Proxy Portfolio as an arbitrage vehicle or otherwise determines it is in the best interest of the Fund, the Adviser promptly will disclose on the Fund's website the identity and weighting of such security for so long as such security's trading is halted or otherwise does not have readily available market quotations and remains in the Actual Portfolio. The Adviser believes that this intraday corrective measure will allow sufficient market information so that market participants can continue to engage in share arbitrage and hedging transactions effectively. If securities representing 10% or more of the Fund's Actual Portfolio do not have readily available market quotations, the Adviser would promptly request that the Fund's primary listing exchange halt trading in the Fund's shares.

If the Adviser believes that the lack of readily available market quotations for one or more securities included in the Proxy Portfolio may affect the reliability of the Proxy Portfolio as an arbitrage vehicle or otherwise determines it is in the best interest of the Fund, the Adviser will promptly take any remedial steps it believes necessary and appropriate.

(b)	Foreign Securities

Investments may be made in both domestic and foreign companies. The Fund may only invest in common stocks listed on a foreign exchange where the primary trading session is synchronous with the primary trading session with the Fund's shares. Investors should recognize that investments in foreign companies involve certain considerations that are not typically associated with investing in domestic companies. An investment in a foreign company may be affected by changes in currency rates and in exchange control regulations. There may be less publicly available information about a foreign company than about a domestic company. Foreign companies may not be subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. Foreign stock markets have substantially less volume than the New York Stock Exchange, Inc. (the "NYSE") and may be closed for extended periods, and securities of some foreign companies may be more difficult to trade or dispose of and more volatile than securities of comparable domestic companies. Transaction costs and brokerage commission rates in foreign countries, which generally are fixed rather than subject to negotiation as in the United States, may be higher. Foreign security trading, settlement and custodial practices (including those involving securities settlement where assets may be released prior to receipt of payment) are often less developed than those in domestic markets, may be complex and may result in increased risk or substantial delays. There may be less government regulation and/or supervision of foreign stock exchanges, brokers and listed companies than in the United States. In addition, with respect to certain foreign countries there is a possibility of expropriation or confiscatory taxation, political or social instability, war, terrorism, nationalization, limitations on the repatriation of funds or other assets, or diplomatic

6

developments that could affect investments in those countries. Certain foreign governments levy withholding or other taxes against dividend and interest income from, or transactions in, foreign securities. Although in some countries a portion of these taxes is recoverable by the Fund, the nonrecovered portion of foreign withholding taxes will reduce the income received from such securities. Individual foreign economies may differ favorably or unfavorably from that of the United States in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

(c)	Depositary Receipts

The Fund may invest in depositary receipts, such as ADRs. ADRs are depositary receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. Transactions in these securities may not necessarily be settled in the same currency as transactions in the securities into which they represent. ADRs trade on established markets and are alternatives to directly purchasing the underlying foreign securities in their local markets and currencies. Such investments are subject to many of the same risks associated with investing directly in foreign securities. For purposes of the Fund's investment policies, investments in depositary receipts are deemed to be investments in the underlying securities. For example, a depositary receipt representing ownership of common stock will be treated as common stock. In addition, the issuers of the securities of unsponsored depositary receipts are not obligated to disclose material information in the United States. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets.

(d)	Illiquid Securities

The Fund may invest in securities acquired in a privately-negotiated transaction from the issuer or a holder of the issuer's securities and which may not be distributed publicly without registration under the Securities Act of 1933, as amended (the "Securities Act"). Such restricted securities may not thereafter ordinarily be sold by the Fund except in another private placement or under an effective registration statement filed pursuant to the Securities Act. Restricted securities are valued in accordance with the Fund's valuation policies and procedures.

The purchase price and subsequent valuations of restricted securities may reflect a discount from the price at which such securities trade when they are not restricted, since the restriction makes them more difficult to trade or dispose of. The amount of the discount from the prevailing market price is expected to vary depending upon the type of security, the character of the issuer, the party who will bear the expenses of registering the restricted securities and prevailing supply and demand conditions.

The Fund may not invest in any illiquid securities or other illiquid assets which will cause the then aggregate value of all such illiquid securities and other illiquid assets to exceed 15% of the value of the Fund's net assets (at the time of such investment and after giving effect thereto).

If, pursuant to the foregoing policy, the Fund were to assume substantial positions in particular securities with a limited trading market, the activities of the Fund could have an adverse effect on the liquidity and marketability of such securities, and the Fund may not be able to dispose of its holdings in these securities at reasonable price levels. There are other investment companies and other investment media engaged in operations similar to those of the Fund, and, to the extent that these organizations trade in the same securities, the Fund may be forced to dispose of its holdings at prices lower than otherwise would be obtained.

(e)	Special Situations

The Fund intends to invest in special situations from time to time. A special situation arises when, in the opinion of the Adviser, the securities of a particular company will, within a reasonably estimable period of time, be accorded market recognition at an appreciated value solely by reason of a development particularly or uniquely applicable to that company and regardless of general business conditions or

7

movements of the market as a whole. Developments creating special situations might include, among others, the following: liquidations, reorganizations, recapitalizations or mergers; material litigation; technological breakthroughs; and new management or management policies. Although large and well-known companies may be involved, special situations may involve much greater risk than is inherent in ordinary investment securities.

(f)	Debt Securities

The Fund may invest in corporate and U.S. Government debt securities. Debt securities are used by issuers to borrow money. The issuer usually pays a variable, floating or fixed rate of interest, and must repay the amount borrowed, usually at the maturity of the security. The market value of such securities may fluctuate in response to interest rates and the creditworthiness of the issuer. Corporate debt securities include, but are not limited to, debt obligations of public and private corporations.

U.S. Government debt securities include direct obligations of the U.S. Government and obligations issued by U.S. Government agencies and instrumentalities. Although certain securities issued by the U.S. Government, its agencies or instrumentalities are backed by the full faith and credit of the U.S. Government, others are supported only by the credit of that agency or instrumentality. There is no guarantee that the U.S. Government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest. In addition, a security backed by the U.S. Treasury or the full faith and credit of the U.S. Government is guaranteed only as to the timely payment of interest and principal when held to maturity. The current market prices for such securities are not guaranteed and will fluctuate. Certain U.S. Government agency securities or securities of U.S. Government-sponsored entities are backed by the right of the issuer to borrow from the U.S. Treasury, or are supported only by the credit of the issuer or instrumentality. While the U.S. Government provides financial support to those U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so and those securities are neither guaranteed nor issued by the U.S. Government. In the case of securities backed by the full faith and credit of the U.S. Government, shareholders are primarily exposed to interest rate risk.

The Fund's investments in debt securities are subject to credit risk. An issuer's credit quality depends on its ability to pay interest on and repay its debt and other obligations. Defaulted securities or those expected to default are subject to additional risks in that the securities may become subject to a plan of reorganization that can diminish or eliminate their value. The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for the security.

The ratings of debt securities by Moody's Investors Service, Inc., Standard & Poor's Ratings Services, Fitch Ratings and other ratings agencies are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities within each rating category.

The Fund's investments in debt securities are subject to interest rate risk, which is the risk that the value of a security will decline because of a change in general interest rates. Investments subject to interest rate risk usually decrease in value when interest rates rise and increase in value when interest rates decline. Also, debt securities with longer maturities typically experience a more pronounced change in value when interest rates change.

(g)	Initial Public Offerings

The Fund may invest in securities issued in initial public offerings ("IPOs"). IPO securities are subject to market risk and liquidity risk. Although companies can be any age or size at the time of their IPO, they are often smaller and have a limited operating history, which involves a greater potential for the value of their securities to be impaired following the IPO. The market value of recently issued IPO securities may fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading and speculation, a potentially small number of securities available for trading, limited information about the

8

issuer, and other factors. These fluctuations could impact the net asset value per share ("NAV") and return earned on the Fund's shares. A purchase of IPO securities often involves higher transaction costs than those associated with the purchase of securities already traded on exchanges or markets.

(h)	Cash and Cash Equivalents

The Fund usually maintains a portion of its total assets in cash or securities generally considered to be cash equivalents, including, but not limited to, short-term U.S. Government securities. When the Fund's cash is held in a deposit account at the Fund's custodian, the Fund will be subject to credit risk with respect to the custodian. The Fund's cash deposits held at the custodian are eligible for insurance (in the aggregate) by the Federal Deposit Insurance Corporation (FDIC) up to $250,000.

(i)	Total Return Swaps

The Fund expects to engage in total return swaps from time to time for portfolio management purposes, e.g., to enter into a new portfolio position while the Fund is selling an existing position. A total return swap is an agreement by which one party agrees to pay the other party the total return of a particular underlying security during a specified period in return for periodic payments, which may be based on a fixed or variable interest rate. The Fund will enter into total return swaps only to take a "long" position with respect to a single-name equity security, will limit the notional amount of any such total return swap to 3.5% of the Fund's net assets at the time the Fund invests in the swap, and will enter into no more than one total return swap at a time, in each case limited to a period of 60 days.

The Fund's use of total return swaps involves risks that are different from, or possibly greater than, the risks associated with investing directly in the underlying security for a particular swap. Total return swaps could result in losses if the underlying security does not perform as anticipated. There is no guarantee that the Fund's investment in a total return swap will deliver returns in excess of the embedded transaction costs and, accordingly, the Fund's performance may be less than would be achieved by a direct investment in the underlying security.

Risks may arise as a result of the failure of the Fund's counterparty to a total return swap to comply with the terms of the swap arrangement. The Fund will be exposed to losses if the counterparty declines, or is unable, to pay margin owed to the Fund or the return attributable to the reference security. Therefore, the Fund considers the creditworthiness of a counterparty prior to entering into a total return swap with the counterparty.

Total return swaps may reflect a leveraged investment and incorporate transaction costs which are borne by the Fund. Depending on the degree of leverage inherent in a total return swap, the swap can be highly volatile and entail a greater risk of loss than other investments. The relatively low initial margin deposits required to establish a swap position results in a leveraged position. As a result, a relatively small movement in the price of the underlying security may result in a profit or loss which is high in proportion to the amount of funds deposited as margin. Such risks may arise from unanticipated movements in the value of the equity security underlying a particular total return swap.

(j)	Other Investment Policies/Fundamental Investment Policies

The Fund will not seek to realize profits by anticipating short-term market movements and intends to purchase securities for growth of capital, in particular long-term capital appreciation. In any event, under ordinary circumstances, securities will typically be held for sufficient periods to qualify for long-term capital gain treatment for tax purposes. While the rate of portfolio turnover will not be a limiting factor when management deems changes appropriate, it is anticipated that given the Fund's investment objective, its annual portfolio turnover rate generally should not exceed 75%. The portfolio turnover rate is calculated by dividing the lesser of the Fund's purchases and sales of portfolio securities during the period in question by the monthly average of the value of the Fund's portfolio securities during that period. Excluded from

9

consideration in the calculation are U.S. Government securities and all other securities with maturities of one year or less when purchased by the Fund.

Under the 1940 Act, a diversified investment company may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer and may not own more than 10% of the outstanding voting securities of any one issuer, with each such limitation being measured at the time of investment. While the Fund is a non-diversified investment company under the 1940 Act and therefore is not subject to any statutory diversification requirements, it will be required to meet certain diversification tests each year in order to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), as it intends to do (see "Tax Considerations"). The Fund reserves the right, without shareholder action, to diversify its investments to any extent it deems advisable or to become a diversified company, but once the Fund becomes a diversified company, it could not thereafter change its status to that of a non-diversified company without the approval of its shareholders.

The Fund has adopted certain investment restrictions as a matter of fundamental investment policy, which may not be changed without a shareholder vote of a majority of the outstanding voting securities as defined in Section 2(a)(42) of the 1940 Act. The Fund may not:

1.	Act as an underwriter of securities, except that the Fund may sell securities under circumstances where the Fund might be deemed to be an underwriter for purposes of the Securities Act.
2.	Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, but the Fund may acquire securities or other instruments that, at the time of the Fund's investment, are issued by companies holding real estate or interests in real estate, or securities or other instruments backed by real estate or companies engaged in the real estate business.
3.	Purchase or sell commodities, except to the extent permitted under the 1940 Act and the rules and regulations thereunder, as such statute and rules and regulations are in effect at the time of the Fund's investment.
4.	Make loans unless such loans are permitted under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities in effect at the time that the Fund makes a loan.
5.	Borrow money or issue any senior security (as that term is defined in the 1940 Act), except to the extent permitted by the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, or interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities.
6.	Purchase securities on margin, except (i) as otherwise provided under rules adopted by the SEC under the 1940 Act or by guidance regarding the 1940 Act, or interpretations thereof, and (ii) that the Fund may obtain such short-term credits as are necessary for the clearance of portfolio transactions, and the Fund may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments.
7.	Make short sales of securities.
8.	Concentrate investments in an industry, as concentration may be defined under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be
10

amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities.

(k)	Cybersecurity

As the use of the Internet and other technologies has become more prevalent in the course of business, the Fund has become more susceptible to operational and financial risks associated with cybersecurity.

Cybersecurity incidents can result from deliberate attacks such as gaining unauthorized access to digital systems (e.g., through "hacking" or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption, or from unintentional events, such as the inadvertent release of confidential information. Cyber security failures or breaches of the Fund or its service providers or the issuers of securities in which the Fund invests have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. While measures have been developed which are designed to reduce the risks associated with cybersecurity incidents, there can be no assurance that those measures will be effective, particularly since the Fund does not control the cybersecurity defenses or plans of its service providers, financial intermediaries or companies with which those entities do business or companies in which the Fund invests. Cybersecurity incidents, both intentional and unintentional, may allow an unauthorized party to gain access to Fund or shareholder assets, Fund or customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser, and/or the Fund's service providers (including, but not limited to, the accounting agent, custodian, administrator, transfer agent and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality, or prevent Fund shareholders from purchasing, redeeming, or exchanging shares or receiving distributions. The Fund and the Adviser have limited ability to prevent or mitigate cybersecurity incidents affecting third-party service providers. Cybersecurity incidents may result in financial losses to the Fund and its shareholders, and substantial costs may be incurred in order to prevent any future cyber security incidents.

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MANAGEMENT

Board of Directors Information

The business and affairs of the Fund are overseen by the Board. Certain information concerning the Board is set forth below.

Name, Address[1] and Age	Position(s) Held with Fund	Length of Time Served[2]	Principal Occupation(s) During Past 5 Years and Other Relevant Experience[3]	Other Directorships Held During Past 5 Years or Longer	Dollar Range of Equity Securities of the Fund as of December 31, 2020

Interested Directors

John B. Harris, [_][4]	Director	Since [___], 2021	Managing Director of the Adviser since February 2018; Analyst of the Adviser or RCG Inc.; Managing Member of Wishbone Management, LP (registered investment adviser).	Director, Sequoia Fund (2016 – Present)	[_]

Independent Directors[5]

[_]		[___]	[___]	[___]	[_]

1        The address for each of the Directors is 9 West 57th Street, Suite 5000, New York, NY 10019-2701.

2       Directors serve until their resignation, removal or death.

3       The information reported includes the principal occupation during the last five years for each Director and, as applicable, other information relating to the professional experiences, attributes and skills relevant to each Director's qualifications to serve as Director.

4       "Interested person," as defined in the 1940 Act, of the Fund because of an affiliation with the Adviser. Mr. Harris is an officer and director of Ruane, Cunniff & Goldfarb Inc. ("RCG Inc."), the parent company of the Adviser, and is a voting stockholder of RCG Inc.

5        To be completed by amendment.

Leadership Structure and the Board

The Board is responsible for overseeing the business affairs of the Fund and exercising all of its powers except those reserved for shareholders. The Board is currently composed of [ ] Directors, [ ] of whom are not "interested persons" (as defined in the 1940 Act) of the Fund (the "Independent Directors" or "Disinterested Directors"). The Disinterested Directors meet regularly in executive sessions among themselves and with their independent counsel to consider a variety of matters affecting the Fund. These sessions generally occur prior to scheduled Board meetings and at such other times as the Disinterested Directors may deem necessary. As discussed in further detail below, the Board has established two standing committees to assist the Board in performing its oversight responsibilities. The Fund has engaged the Adviser to manage the Fund, and the Board is responsible for overseeing the Adviser and other service providers to the Fund in accordance with the provisions of the 1940 Act and other applicable laws.

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The Fund's By-Laws and the Nominating Committee Charter do not set forth any specific qualifications to serve as a Director. In evaluating a candidate for nomination or election as a Director, the Nominating Committee will take into account the contribution that the candidate would be expected to make to the diverse mix of experience, qualifications, attributes and skills that the Nominating Committee believes contributes to good governance for the Fund. The Chairman's role is to preside at all meetings of the Board and to act as a liaison with service providers, officers, attorneys, and other Directors generally between meetings. The Chairman may also perform other such functions as may be provided by the Board from time to time.

Among the attributes or skills common to all Directors are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other Directors, the Adviser, other service providers, counsel and the independent registered public accounting firm, and to exercise effective and independent business judgment in the performance of their duties as Directors. Each Director's ability to perform his or her duties effectively has been attained through the Director's business, consulting, public service and/or academic positions and through experience from service as a board member of the Fund, public companies or other organizations as set forth above. Each Director's ability to perform his or her duties effectively also has been enhanced by his or her educational background, professional training, and/or other life experiences.

It has been determined that the Board's leadership structure is appropriate in light of the characteristics and circumstances of the Fund, including factors such as the Fund's investment strategy and style, the net assets of the Fund, the committee structure of the Fund, and the management, distribution and other service arrangements of the Fund. The Board believes that the current leadership structure allows the Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibility among service providers, committees of Directors and the full Board in a manner that enhances effective oversight. The leadership structure of the Board may be changed at any time and in the discretion of the Board including in response to changes in circumstances or the characteristics of the Fund.

Risk Oversight

The Fund is subject to a number of risks, including investment, compliance, operational, and valuation risks, among others. Day-to-day risk management functions are subsumed within the responsibilities of Fund management, the Adviser and other service providers (depending on the nature of the risk), who carry out the Fund's investment management and business affairs.

Risk oversight forms part of the Board's general oversight of the Fund and is addressed as part of various Board and Committee activities. The Board recognizes that it is not possible to identify all of the risks that may affect the Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects. As part of its regular oversight of the Fund, the Board, directly or through a Committee, interacts with and reviews reports from, among others, the Adviser, the Chief Compliance Officer of the Fund, and the independent registered public accounting firm for the Fund, as appropriate, regarding risks faced by the Fund and relevant risk functions. The Board has appointed a Chief Compliance Officer of the Fund who oversees the implementation and testing of the Fund's compliance program and reports to the Board regarding compliance matters for the Fund and its principal service providers. In addition, as part of the Board's periodic review of the Fund's advisory and other service provider agreements, the Board may consider risk management aspects of their operations and the functions for which they are responsible. With respect to valuation, the Board periodically reviews valuation policies applicable to valuing the Fund's portfolio securities. The Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role.

Committee Structure

The Board has two standing committees – an Audit Committee and a Nominating Committee. The members of the Audit and Nominating Committees are [ ]. The function of the Audit Committee is to assist the Board in its oversight of the Fund's financial reporting process. The function of the Nominating

13

Committee is to nominate persons to fill any vacancies on the Board. The Nominating Committee does not consider for nomination candidates proposed by shareholders for election as Directors.

Officer and Other Fund Information

Certain information concerning the Fund's officers is set forth below.

Name, Address* and Age	Position(s) (Month and Year First Elected)	Principal Occupation During the Past 5 Years
John B. Harris ([_])	President and CEO ([_]/21)	See biography above.

Wendy Goodrich ([_])	Executive Vice President ([_]/21)	Executive Vice President of the Adviser since November 2016; Managing Member of Absolute Return Consulting LLC until 2016.

Patrick Dennis ([_])	Treasurer ([_]/21)	Chief Financial Officer of the Adviser since November 2017; Chief Financial Officer of Associated Capital Group, Inc. (2015-2017).

Michael Sloyer ([_])	General Counsel and Chief Compliance Officer ([_]/21); Secretary ([_]/21)	General Counsel of the Adviser.

Michael Valenti ([_])	Assistant Secretary ([_]/21)	Administrator of the Adviser.

The address for each of the Fund's officers is 9 West 57th Street, Suite 5000, New York, NY 10019-2701.

As of [______], 2021, the Directors and Officers of the Fund as a group owned less than 1% of the shares of the Fund.

The Fund does not pay any fees to, or reimburse expenses of, its Directors who are considered "interested persons" of the Fund. The estimated aggregate compensation for the fiscal year ended December 31, [____] paid by the Fund to each of the Directors is set forth below.* The Adviser does not provide investment advisory services to any investment companies registered under the 1940 Act other than the Fund.

Name of Director	Aggregate Compensation from Fund		Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund
John B. Harris	$	[_]	[_]	[_]	$	[_]
	$	[_]	[_]	[_]	$	[_]

*       Table to be updated by amendment.

The Fund and the Adviser have each adopted a Code of Ethics that permits their personnel to invest in securities, including securities that may be held or purchased by the Fund. The Code of Ethics contains trading restrictions, pre-clearance procedures and reporting procedures designed to detect and prevent potential conflicts of interest when personnel from the Adviser engage in personal securities transactions.

The Fund has adopted the Adviser's Proxy Voting Policies and Procedures ("Procedures"), which are designed to ensure that the Adviser votes proxies, with respect to securities held by the Fund, in the best interests of the Fund. The Procedures require the Adviser to identify and address conflicts of interest between the Adviser (or any affiliated person of the Adviser or the Fund) and the shareholders of the Fund. If a material conflict of interest exists, the Adviser will determine whether voting in accordance with the

14

guidelines set forth in the Procedures is in the best interests of the Fund or take some other appropriate action.

The Adviser, on behalf of the Fund, generally votes in favor of routine corporate housekeeping proposals including the election of directors (where no corporate governance issues are implicated). The Adviser, on behalf of the Fund, generally votes against poison pills and proposals for compensation plans deemed to be excessive. For all other proposals, the Adviser will determine whether a proposal is in the best interests of the shareholders of the Fund and may take into account the following factors, among others: (i) whether the proposal was recommended by management and the Adviser's opinion of management; (ii) whether the proposal acts to entrench existing management; and (iii) whether the proposal fairly compensates management for past and future performance.

You may obtain a description of the Procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, by visiting the Fund's website at [_____]. This information may also be obtained from the Securities and Exchange Commission (the "Commission") website at www.sec.gov.

INVESTMENT ADVISER AND INVESTMENT ADVISORY CONTRACT

The Adviser is a wholly-owned subsidiary of Ruane, Cunniff & Goldfarb Inc. ("RCG Inc.") and serves as the Fund's investment adviser pursuant to an investment advisory contract dated [______] (the "Advisory Contract").

The Advisory Contract became effective on [_____], 2021 and after [ ], 2023 continues in effect for successive twelve-month periods, provided that such continuance is specifically approved annually by vote of a majority of the Fund's outstanding voting securities or by the Board, and by a majority of the Directors who are not parties to the Advisory Contract or interested persons of any such party, at a meeting called for the purpose of voting on such approval.

Pursuant to the terms of the Advisory Contract, the Adviser furnishes advice and recommendations with respect to the Fund's portfolio of securities and investments and provides persons satisfactory to the Fund's Board to act as officers and employees of the Fund. Such officers and employees, as well as certain directors of the Fund, may be directors, officers or employees of the Adviser or its affiliates.

For the services provided by the Adviser under the Advisory Contract, the Adviser receives from the Fund a unitary fee equal to [_]% per annum of the Fund's average daily NAV that includes payment for advisory services and the Fund's ordinary, recurring operating expenses (the "Unitary Fee"), except for expenses that are excluded from the Unitary Fee. The following expenses are excluded from the Unitary Fee: (i) all brokerage fees and commissions (including dealer markups and spreads); (b) interest and borrowing expenses; (iii) any federal, state or local taxes, including issue and transfer taxes and other charges incident to the purchase sale, or lending of the Fund's portfolio holdings; (iv) expenses related to stockholder meetings and the associated preparation, filing and mailing of associated notices and proxy statements; and (v) any nonrecurring and extraordinary expenses, including the legal fees and other expenses associated with litigation to which the Fund is a party and indemnification expenses. The Unitary Fee is accrued daily and paid monthly.

The Advisory Contract is terminable on 60 days' written notice by vote of a majority of the Fund's outstanding shares or by vote of majority of the Fund's entire Board, or by the Adviser on 60 days' written notice and automatically terminates in the event of its assignment. The Advisory Contract provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser, or of reckless disregard of its obligations thereunder, the Adviser is not liable for any action or failure to act in accordance with its duties thereunder.

15

The Adviser acts as an investment adviser to other persons, firms or corporations and has numerous advisory clients besides the Fund, one of which, the Sequoia Fund, is a registered investment company.

The Adviser is registered as an investment adviser with the Securities and Exchange Commission under the Investment Advisers Act of 1940, as amended.

The Adviser is a wholly-owned subsidiary of RCG Inc. and is managed by its general partner, RCG-GP LLC. Employees of the Adviser collectively own a majority of the voting securities of each of RCG Inc. and RCG-GP LLC. Mr. Harris serves as President and CEO of RCG Inc., Managing Director of the Adviser and Managing Partner of RCG-GP LLC, and serves on the Management Committee of RCG-GP LLC along with the other members of the Investment Committee of the Adviser.

Portfolio Managers and Investment Committee

The Adviser manages the investment portfolio and the general business affairs of the Fund pursuant to the Advisory Contract. John B. Harris, Arman Gokgol-Kline, Trevor Magyar and D. Chase Sheridan are the co-portfolio managers of the Fund and, subject to the investment parameters established from time to time by the Investment Committee of the Adviser (the "Committee"), are jointly and primarily responsible for the day-to-day management of the Fund's portfolio. The Committee, which reflects the team approach used by the Adviser, meets regularly to determine the current investment parameters of the Fund. The Committee is comprised of the co-portfolio managers, all of whom are voting members of the Committee, and Gregory Alexander, who is a non-voting member of the Committee.

Mr. Harris, as Chair of the Committee, may take actions for the Fund that are not within the investment parameters established by the Committee in the event that he determines that events or circumstances require him to take such actions and it is not practicable to convene a meeting of the Committee. Mr. Harris has been authorized by the Committee to limit the value of the Fund's investment in any security from exceeding 20% of the Fund's net assets.

The Fund does not directly compensate the co-portfolio managers. Each co-portfolio manager's compensation is paid solely by the Adviser in the form of a fixed salary and bonus. In addition, each co-portfolio manager also receives a percentage of the net profits of RCG Inc. based on his share ownership of RCG Inc. The net profits of RCG Inc. include profits of the Adviser (if any). The co-portfolio managers are not compensated based directly on the performance of the Fund. The advisory fee paid by the Fund is not based on the performance of the Fund. The co-portfolio managers who manage privately offered pooled investment vehicles are entitled to receive incentive compensation based on the profits, if any, of such vehicles.

The following tables provide information regarding other pooled investment vehicles and other accounts over which the co-portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of [____], 2021.

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OTHER POOLED INVESTMENT VEHICLES

Portfolio Manager	Total Number of Other Pooled Investment Vehicles Managed		Total Assets of Other Pooled Investment Vehicles Managed	Number of Other Pooled Investment Vehicles Managed with Performance- based Fees		Total Assets of Other Pooled Investment Vehicles Managed with Performance-based Fees
John B. Harris	[_]	$	[_]	[_]	$	[_]
Arman Gokgol-Kline	[_]	$	[_]	[_]	$	[_]
Trevor Magyar	[_]	$	[_]	[_]	$	[_]
D. Chase Sheridan	[_]	$	[_]	[_]	$	[_]

OTHER ACCOUNTS

Portfolio Manager	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed		Number of Other Accounts Managed with Performance- based Fees	Total Assets of Other Accounts Managed with Performance-based Fees
John B. Harris	[_]	$	[_]	[_]	$	[_]
Arman Gokgol-Kline	[_]	$	[_]	[_]	$	[_]
Trevor Magyar	[_]	$	[_]	[_]	$	[_]
D. Chase Sheridan	[_]	$	[_]	[_]	$	[_]

Potential conflicts of interest may arise for any co-portfolio manager between the management of the investments of the Fund and the management of the investments of the other pooled vehicles and other accounts. Although certain of such accounts and vehicles are managed in a similar manner to the Fund, the accounts and vehicles are not subject to the same regulatory requirements and restrictions as the Fund. In addition, concentrations of securities and cash may differ between any account or vehicle and the Fund due to many factors and circumstances.

The Adviser has adopted policies and procedures designed to ensure that investment allocations and trading practices are fair to its clients and that no client is disadvantaged over any other client over time. The Adviser has also adopted a Code of Ethics that is designed to detect and prevent conflicts of interest when investment personnel of the Adviser engage in personal securities transactions.

The dollar ranges of the Fund's equity securities owned directly or beneficially by the co-portfolio managers as of [____], 2021 are set forth below:

DOLLAR RANGE OF EQUITY SECURITIES OF THE FUND

John B. Harris	[_]
Arman Gokgol-Kline	[_]
Trevor Magyar	[_]
D. Chase Sheridan	[_]

EXCHANGE LISTING AND TRADING

A discussion of exchange listing and trading matters associated with an investment in the Fund is contained in the "Purchase and Sale of Shares" section of the Prospectus. The discussion below supplements, and should be read in conjunction with, such section of the Prospectus.

The shares of the Fund will be listed for trading on the NYSE Arca, Inc. (the "NYSE Arca"). The shares trade on the NYSE Arca at prices that may differ to some degree from NAV. The price difference may be greater for the Fund than for traditional ETFs that disclose their full portfolio holdings on a daily basis. See "Share Prices" section. There can be no assurance that the requirements of the NYSE Arca necessary to maintain the listing of shares of the Fund will continue to be met.

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The NYSE Arca may consider the suspension of trading and will commence delisting proceedings under any of the following circumstances: (i) if any of the continued listing requirements are not continuously maintained, (ii) if either the Proxy Portfolio or the Actual Portfolio is not made available to all market participants at the same time; (iii) if following the initial twelve-month period after commencement of trading on the NYSE Arca, there are fewer than 50 beneficial holders of the shares, (iv) if the NYSE ARCA is notified that the Fund is not in compliance with the conditions of any currently applicable exemptive order or no-action relief granted by the SEC, (v) if any statements or representations regarding the description of the portfolio, limitations on portfolio holdings or the applicability of NYSE Arca listing rules is not continuously maintained, or (vi) if such other event shall occur or condition exists that, in the opinion of the NYSE Arca, makes further dealings on the NYSE Arca inadvisable. In addition, the NYSE Arca will remove the shares of the Fund from listing and trading upon termination of the Fund.

As in the case of other publicly-traded securities, when you buy or sell shares through a broker-dealer, you will incur a brokerage commission determined by that broker-dealer.

The Fund reserves the right to adjust the share prices of the Fund in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund or an investor's equity interest in the Fund.

The base and trading currencies of the Fund is the U.S. dollar. The base currency is the currency in which the Fund's NAV per share is calculated and the trading currency is the currency in which shares of the Fund are listed and traded on the NYSE Arca.

DISTRIBUTOR AND DISTRIBUTION AGREEMENT

Distributor, located at [__________], is the Fund's distributor. Pursuant to the agreement between the Fund and the Distributor (the "Distribution Agreement"), the Distributor acts as the Fund's distributor and principal underwriter and as such serves as the Fund's exclusive agent for the sale and distribution of shares of the Fund's common stock.

The Distribution Agreement was approved through [_____], [___] by a vote of the Directors, including a majority of the Directors who are not "interested persons", as defined in the 1940 Act, at their meeting held on [______], 2021. The Distribution Agreement continues in effect so long as such continuance is specifically approved at least annually (1) by the Directors of the Fund and by vote of a majority of the Directors of the Fund who are not parties to the Distribution Agreement or affiliated persons, as defined in the 1940 Act, of any such party (other than as directors of the Fund), or (2) by vote of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act).

ADMINISTRATOR

[_______] ("[____]" or the "Administrator") provides certain administration and accounting services to the Fund pursuant to a Fund Administration and Accounting Services Agreement between the Fund and [_____].

The Administrator provides various administrative and accounting services necessary for the operations of the Fund, including certain valuation support and accounting services, financial reporting services, tax services and fund administration services.

For providing such services, the Administrator receives a base fee and an asset-based fee, computed daily and paid monthly. The Fund also reimburses the Administrator for certain out-of-pocket expenses.

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ALLOCATION OF PORTFOLIO BROKERAGE

The Fund has authorized the Adviser to determine the broker-dealer to be used to effect securities transactions for the Fund in a manner consistent with the Fund's policy to seek the most favorable markets, prices and executions in its securities transactions. The Adviser considers a number of factors when selecting a broker-dealer to execute transactions and determining the reasonableness of the broker-dealer's compensation. Such factors include net price, reputation, financial strength and stability and efficiency of execution.

The Adviser also considers a broker-dealer's provision of brokerage and research services. The Adviser directs the Fund's portfolio transactions to persons or firms that supply Section 28(e) eligible brokerage or research services to the Adviser, but only when consistent with the Fund's policy to seek the most favorable markets, prices and executions in its securities transactions. The Adviser may direct orders to a broker-dealer in recognition of the brokerage or research services it furnishes to the Adviser and pay commissions to the broker-dealer in excess of the amounts other broker-dealers would have charged for executing the orders. The services that the Adviser obtains in these circumstances may include, but are not limited to, research reports (including market research); certain financial newsletters and trade journals; software providing analysis of securities portfolios; corporate governance research and rating services; access to expert networks; attendance at seminars and conferences; discussions with research analysts; meetings with corporate executives; consultants' advice on portfolio strategy; and data services (including services providing market data, company financial data and economic data). Research services furnished by brokers through which the Fund effects securities transactions are used by the Adviser in carrying out its investment management responsibilities with respect to all of its client accounts but not all such services may be used by the Adviser in connection with the Fund. The Adviser periodically determines in good faith whether the commissions paid for the services are reasonable in relation to the value of the services provided by broker-dealers, viewed either in terms of a particular transaction or the Adviser's overall duty to its clients.

Transactions in equity securities are frequently executed through a primary market maker but may also be executed on an electronic communication network, alternative trading system, or other execution systems that in the Adviser's opinion can provide the best overall net results for its clients. The Fund does not allocate brokerage business in return for sales of the Fund's shares.

DISCLOSURE OF PORTFOLIO HOLDINGS

Actual Portfolio

To prevent the misuse of non-public information about the Fund's Actual Portfolio, it is the policy of the Fund and its affiliated persons not to disclose to third parties non-public information of a material nature about the Fund's specific portfolio holdings. Disclosure of non-public information about the Fund's specific portfolio holdings may be made when the Fund has a legitimate business purpose for making the disclosure, such as making disclosures to the Fund's brokers or other service providers. The Fund provides quarterly Actual Portfolio holdings information to Morningstar, Inc. approximately 3-5 business days after each quarter end. The Fund requires parties to whom non-public information about the Fund's Actual Portfolio holdings has been disclosed to keep such information confidential. The Fund also prohibits such parties from trading on the basis of such information. The Fund receives no compensation for such disclosures. The Fund has procedures for preventing the unauthorized disclosure of material non-public information about the Fund's Actual Portfolio holdings. The Fund and Adviser have each adopted a Code of Ethics that prohibits Fund or advisory personnel from using non-public information for their personal benefit.

The Fund publicly discloses its Actual Portfolio holdings information on a quarterly basis by way of filings with the Commission on Form N-PORT; information reported on Form N-PORT is made publicly available 60 days after the end of each quarter. The Fund also publicly discloses its Actual Portfolio holdings information in its shareholder reports, which are filed with the Commission within 70 days after the end of the second and fourth quarters and are available to the public on the Fund's website or by calling the Fund's toll-free telephone number. Any exception to the Fund's policy must be approved by an officer of the Fund

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and reported to the Chief Compliance Officer, who reports to the Board. Changes in the disclosure policy of the Fund will be approved by the Board.

Proxy Portfolio

The Fund's Proxy Portfolio holdings are publicly disseminated each day the Fund is open for business through financial reporting and news services, including publicly accessible Internet web sites. In addition, a basket composition file, which includes the security names and share quantities to deliver in exchange for Creation Units, together with estimates and actual cash components, is publicly disseminated daily prior to the opening of the NYSE Arca via the NSCC, a clearing agency that is registered with the SEC. The names and quantities of the instruments included in the basket composition file will generally be the same as the Fund's Proxy Portfolio, subject to cash substitutions. In addition, the Fund may determine to use baskets that differ from the Proxy Portfolio in that they include instruments that are not in the Proxy Portfolio, or are included in the Proxy Portfolio but in different weightings.

Each Business Day (as defined below), the Fund's Proxy Portfolio holdings information is provided to the Distributor or other agent for dissemination through the facilities of the NSCC and/or other fee-based subscription services to NSCC members and/or subscribers to those other fee-based subscription services, including market makers and Authorized Participants, and to entities that publish and/or analyze such information in connection with the process of purchasing or redeeming Creation Units or trading shares of the Fund in the secondary market or evaluating such potential transactions.

The Fund's Proxy Portfolio is published on the Fund's website at [____] each Business Day and includes the following information for each portfolio holding in the Proxy Portfolio: (1) ticker symbol; (2) CUSIP or other identifier; (3) description of holding; (4) quantity of each security or other asset held; and (5) percentage weight of the holding in the Proxy Portfolio.

Proxy Portfolio holdings information made available in connection with the creation/redemption process may be provided to other entities that provide services to the Fund in the ordinary course of business after it has been disseminated to the NSCC. From time to time, information concerning Proxy Portfolio holdings other than Proxy Portfolio holdings information made available in connection with the creation/redemption process, as discussed above, may be provided to other entities that provide services to the Fund, including rating or ranking organizations, in the ordinary course of business, no earlier than one Business Day (as defined below) following the date of the information. The Fund, Adviser, custodian and Distributor will not disseminate non-public information concerning the Fund, except: (i) to a party for a legitimate business purpose related to the day-to-day operations of the Fund or (ii) to any other party for a legitimate business or regulatory purpose, upon waiver or exception.

CREATIONS AND REDEMPTIONS

The Fund offers, issues and sells its shares only in Creation Units of 10,000 shares on a continuous basis through the Distributor, without a sales load, at the NAV next determined after receipt of an order in proper form as described in the Authorized Participant Agreement (as defined below), on any Business Day (as defined below). Compared to an ETF that does not use a Proxy Portfolio, the purchases and sales of securities associated with the alignment of the Proxy Portfolio with the Fund's actual portfolio holdings during creation and redemption transactions may result in higher portfolio turnover, transaction costs and higher taxes.

A "Business Day" with respect to the Fund is each day the Fund is open, including any day that the Fund is required to be open under Section 22(e) of the 1940 Act, which excludes weekends and the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Orders to create or redeem Creation Units will be accepted by the transfer agent, and subject to the approval of the Distributor, only from large institutional investors who have entered into agreements with the Fund's Distributor (i.e., the "Authorized Participants"). As noted below, on certain Business Days, underlying markets in which the Fund

20

invests will be closed. On those days, the Fund may be unable to purchase or sell securities in such markets.

The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on NYSE Arca is stopped at a time other than its regularly scheduled closing time. The Fund reserves the right to reprocess creation and redemption transactions that were initially processed at any NAV other than the Fund's official closing NAV (as the same may be subsequently adjusted), and to recover amounts from (or distribute amounts to) Authorized Participants based on the official closing NAV.

Fund Deposit

The consideration for purchase of Creation Units generally consists of Deposit Securities and the Cash Component, or, as permitted by the Fund, the Cash Deposit. The names and quantities of the instruments that constitute the Deposit Securities will be the same as the Proxy Portfolio, except to the extent purchases are made entirely or partially on a cash basis, or if the Adviser determines pursuant to applicable exemptive relief to include securities that are not included in the Proxy Portfolio or modify the weightings of securities that are included in the Proxy Portfolio. Together, the Deposit Securities and the Cash Component or, alternatively, the Cash Deposit, constitutes the "Fund Deposit," which represents the minimum initial and subsequent investment amount for a Creation Unit of the Fund. The portfolio of securities required may differ from the portfolio of securities the Fund will deliver upon redemption of Fund shares.

The function of the Cash Component is to compensate for any differences between the NAV per Creation Unit and the Deposit Amount (as defined below). The Cash Component is an amount equal to the difference between the NAV of the shares (per Creation Unit) and the "Deposit Amount," which is an amount equal to the market value of the Deposit Securities. If the Cash Component is a positive number (the NAV per Creation Unit exceeds the Deposit Amount), the Authorized Participant will deliver the Cash Component to the Fund. If the Cash Component is a negative number (the NAV per Creation Unit is less than the Deposit Amount), the Authorized Participant will receive the Cash Component from the Fund. Computation of the Cash Component excludes any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities, which shall be the sole responsibility of the Authorized Participant. In addition to above, the Cash Component may also include a "Dividend Equivalent Payment," which enables the Fund to make a complete distribution of dividends on the next dividend payment date, and is an amount equal, on a per Creation Unit basis, to the dividends on all the securities held by the Fund with ex-dividend dates within the accumulation period for such distribution (the "Accumulation Period"), net of expenses and liabilities for such period, as if all of the securities had been held by the Fund for the entire Accumulation Period. The Accumulation Period begins on the ex-dividend date for the Fund and ends on the next ex-dividend date.

The Fund's transfer agent and custodian, through the NSCC, makes available on each Business Day, prior to the opening of business (subject to amendments) on NYSE Arca (currently 9:30 a.m., Eastern time), the identity and the required number of each Deposit Security and the amount of the Cash Component to be included in the current Fund Deposit (based on information at the end of the previous Business Day).

The Deposit Securities and Cash Component are subject to any adjustments, as described below, in order to effect purchases of Creation Units of the Fund until such time as the next-announced composition of the Deposit Securities and Cash Component is made available.

The identity and amount of the Deposit Securities and Cash Component (or Cash Deposit) changes pursuant to the changes in the composition of the Proxy Portfolio, or pursuant to the Adviser's decision consistent with applicable exemptive relief to include securities that are not in the Proxy Portfolio or to modify the weightings of securities that are in the Proxy Portfolio.

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The Fund may require purchases or redemptions to be made entirely in cash. In such an instance, the Fund will announce, before the open of trading on a given Business Day, that all purchases and/or redemptions will be made entirely in cash. The Fund may also permit the substitution of an amount of cash (a "cash-in-lieu" amount) to replace any Deposit Security. In determining whether the Fund will issue Creation Units entirely or partially on a cash or in-kind basis (whether for a given day or a given order), the key consideration is the benefits that would accrue to the Fund and its investors. For example, in light of anticipated purchases of different portfolio securities, the Fund may wish to receive additional cash as part of the Fund Deposit, or may wish to receive a Cash Deposit. In addition, the Fund may permit an Authorized Participant to deposit cash in lieu of some or all of the Deposit Securities in a Fund Deposit because such instruments are not eligible for trading by the Authorized Participant or the investor on whose behalf the Authorized Participant is acting. Other circumstances in which the Fund may permit the substitution of a "cash in-lieu" amount include, but are not limited to, Deposit Securities that may not be available in sufficient quantity for delivery, that may not be eligible for trading by a Participating Party (defined below), that may not be permitted to be re-registered in the name of the Fund as a result of an in-kind creation order pursuant to local law or market convention, or that may not be eligible for transfer through the systems of the Depository Trust Company (the "DTC") or the Clearing Process (as discussed below), or the Federal Reserve System for U.S. Treasury securities. The Fund also reserves the right to permit a "cash-in-lieu" amount where the delivery of Deposit Securities by the Authorized Participant (as described below) would be restricted under the securities laws or where the delivery of Deposit Securities from an investor to the Authorized Participant would result in the disposition of Deposit Securities by the Authorized Participant becoming restricted under the securities laws, and in certain other situations at the discretion of the Fund. In each case, the amount of cash contributed will be equivalent to the price of the instrument listed as a Deposit Security.

"Cash-in-lieu" amounts will only be used in the creation and redemption process when the use is consistent with applicable law.

Procedures for Creating Creation Units

To be eligible to place orders with the Distributor and to create a Creation Unit of the Fund, an entity must be: (i) a "Participating Party" (i.e. a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the "Clearing Process"), a clearing agency that is registered with the SEC); or (ii) a participant of DTC ("DTC Participant") and must have entered into an Authorized Participant Agreement with the Distributor, and accepted by the transfer agent, with respect to creations and redemptions of Creation Units ("Authorized Participant Agreement") (discussed below). A Participating Party or DTC Participant who has executed an Authorized Participant Agreement is referred to as an "Authorized Participant." All shares of the Fund, however created, will be entered on the records of the DTC in the name of its nominee for the account of a DTC Participant.

Except as described below, and in all cases subject to the terms of the applicable Authorized Participant Agreement and any creation and redemption procedures adopted by the Fund and provided to all Authorized Participants, to initiate a creation order for a Creation Unit, an Authorized Participant must submit an irrevocable order to purchase shares in proper form to the transfer agent at the close of regular trading on the NYSE, typically 4:00 p.m., Eastern Time on each Business Day for creation of Creation Units to be effected based on the NAV of shares of the Fund on that Business Day. The date on which an order to create Creation Units (or an order to redeem Creation Units, as discussed below) is placed is referred to as the "Transmittal Date." Orders must be transmitted by an Authorized Participant via the electronic order entry system, by telephone or other transmission method acceptable to the transfer agent and the Distributor pursuant to procedures set forth in the Authorized Participant Agreement. Economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Distributor or an Authorized Participant.

All investor orders to create Creation Units shall be placed with an Authorized Participant in the form required by such Authorized Participant. In addition, an Authorized Participant may request that an investor make certain representations or enter into agreements with respect to an order (to provide for payments of cash). Investors should be aware that their particular broker-dealer may not have executed an

22

Authorized Participant Agreement and, therefore, orders to create Creation Units of the Fund will have to be placed by the investor's broker-dealer through an Authorized Participant. In such cases, there may be additional charges to such investor.

Creation Units may be created in advance of the receipt by the Fund of all or a portion of a Fund Deposit. In such cases, the Authorized Participant will remain liable for the full deposit of the missing portion(s) of a Fund Deposit and will be required to post collateral with the Fund consisting of cash up to 115% of the marked-to-market value of such missing portion(s). The Fund may use such collateral to buy the missing portion(s) of a Fund Deposit at any time and will subject such Authorized Participant to liability for any shortfall between the cost to the Fund of purchasing such securities and the value of such collateral. the Fund will have no liability for any such shortfall. The Fund will return any unused portion of the collateral to the Authorized Participant once the entire Fund Deposit has been properly received by the custodian and deposited into the Fund. Orders for Creation Units that are effected outside the Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker-dealer or depository institution effectuating such transfer of Deposit Securities and Cash Component.

Orders to create Creation Units of the Fund may be placed through the Clearing Process utilizing procedures applicable for domestic securities (see "Placement of Creation Orders Using the Clearing Process") or outside the Clearing Process utilizing the procedures applicable for foreign securities (see "Placement of Creation Orders Outside the Clearing Process"). In the event that the Fund includes both domestic and foreign securities, the time for submitting orders as stated in the "Placement of Creation Orders Outside the Clearing Process" section below shall operate.

Placement of Creation Orders Using the Clearing Process

Fund Deposits created through the Clearing Process, if available, must be delivered through a Participating Party that has executed an Authorized Participant Agreement.

The Authorized Participant Agreement authorizes the custodian to transmit to NSCC on behalf of the Participating Party such trade instructions as are necessary to effect the Participating Party's creation order. Pursuant to such trade instructions from the custodian to NSCC, the Participating Party agrees to transfer the requisite Deposit Securities (or contracts to purchase such Deposit Securities that are expected to be delivered in a "regular way" manner within two Business Days; and the Cash Component to the Fund, together with such additional information as may be required by the transfer agent and the Distributor as set forth in the Authorized Participant Agreement. An order to create Creation Units of the Fund through the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor at the close of regular trading on the NYSE, typically 4:00 p.m., Eastern Time on each Business Day on such Transmittal Date and (ii) all other procedures set forth in the Authorized Participant Agreement are properly followed. All orders are subject to acceptance by the Fund and the Distributor in accordance with the procedures set forth in the Authorized Participant Agreement.

Placement of Creation Orders Outside the Clearing Process

The Distributor will inform the transfer agent, the Adviser and the custodian upon receipt of a Creation Order. The custodian will then provide such information to the appropriate sub-custodian. The custodian will cause the sub-custodian of the Fund to maintain an account into which the Deposit Securities (or the cash value of all or part of such securities, in the case of a permitted or required cash purchase or "cash-in-lieu" amount) will be delivered. Deposit Securities must be delivered to an account maintained at the applicable local custodian. The Fund must also receive, on or before the contractual settlement date, immediately available or same day funds estimated by the custodian to be sufficient to pay the Cash Component next determined after receipt in proper form of the purchase order, together with the creation transaction fee described below.

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Once a creation order is accepted by the Fund and the Distributor, the transfer agent will confirm the issuance of a Creation Unit of the Fund against receipt of payment, at such NAV as will have been calculated after receipt in proper form of such order. The transfer agent will then transmit a confirmation of acceptance of such order.

Creation Units will not be issued until the transfer of good title to the Fund of the Deposit Securities and the payment of the Cash Component have been completed. When the sub-custodian has confirmed to the custodian that the required Deposit Securities (or the cash value thereof) have been delivered to the account of the relevant sub-custodian, the Distributor and the Adviser will be notified of such delivery and the transfer agent will issue and cause the delivery of the Creation Units.

Acceptance of Creation Orders

The Fund and the Distributor reserve the absolute right to reject or revoke acceptance of a creation order transmitted to it in respect to the Fund, for example if: (i) the order is not in proper form; (ii) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of the Fund; (iii) acceptance of the Fund Deposit would have certain adverse tax consequences to the Fund; (iv) acceptance of a Fund Deposit would, in the opinion of counsel, be unlawful; (v) acceptance of a Fund Deposit would otherwise, in the discretion of the Fund, or the Adviser, have an adverse effect on the Fund or the rights of beneficial owners of such Fund; or (vi) in the event that circumstances outside the control of the Fund, the transfer agent, the Distributor or the Adviser make it for all practical purposes impossible to process creation orders. Examples of such circumstances include acts of God; public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, facsimile and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Fund, the Adviser, the Distributor, DTC, the Clearing Process, Federal Reserve, the transfer agent or any other participant in the creation process, and other extraordinary events. The Distributor shall notify the Authorized Participant acting on behalf of the creator of a Creation Unit of its rejection of the order of such person. Each Fund, transfer agent, and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for the failure to give any such notification.

All questions as to the number of shares of Deposit Securities and the validity, form, eligibility, and acceptance for deposit of any securities to be delivered and the amount and form of the Cash Component, as applicable, shall be determined by the Fund, and the Fund's determination shall be final and binding.

Creation Transaction Fee

All persons purchasing Creation Units are expected to incur a transaction fee to cover the estimated cost to the Fund of processing the transaction, including estimated trading costs of converting a Fund Deposit into the desired portfolio composition, and the costs of clearance and settlement charged to the Fund by NSCC or DTC. A fixed creation transaction fee of $[___] for the Fund is charged by and payable to the custodian is imposed on each in-kind creation transaction regardless of the number of Creation Units purchased in the transaction. In the case of cash creations or where the Fund permits a creator to substitute cash in lieu of depositing a portion of the Deposit Securities, the creator may be assessed an additional variable charge of up to [_]% of the value of a Creation Unit to compensate the Fund for the costs associated with purchasing the applicable securities (see "Fund Deposit" section above). As a result, in order to seek to replicate the in-kind creation order process, the Fund expects to purchase, in the secondary market or otherwise gain exposure to, the portfolio securities that could have been delivered as a result of an in-kind creation order pursuant to local law or market convention, or for other reasons ("Market Purchases"). In such cases where the Fund makes Market Purchases, the Authorized Participant will reimburse the Fund for, among other things, any difference between the market value at which the securities and/or financial instruments were purchased by the Fund and the cash in lieu amount (which amount, at the Advisor's discretion, may be capped), applicable registration fees, brokerage commissions and certain taxes. The Advisor may adjust the transaction fee to the extent the composition of the creation securities changes or cash in lieu is added to the Cash Component to protect ongoing shareholders. Creators of Creation Units

24

are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Fund.

Redemption of Creation Units

Shares may be redeemed only in Creation Units at the NAV next determined after receipt of a redemption request in proper form on a Business Day and only through a Participating Party or DTC Participant who has executed an Authorized Participant Agreement. The Fund will not redeem shares in amounts less than Creation Units (except the Fund may redeem shares in amounts less than a Creation Unit in the event the Fund is being liquidated). Beneficial owners must accumulate enough shares in the secondary market to constitute a Creation Unit in order to have such shares redeemed by the Fund. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Authorized Participants should expect to incur brokerage and other costs in connection with assembling a sufficient number of shares to constitute a redeemable Creation Unit. All redemptions are subject to the procedures contained in the applicable Authorized Participant Agreement.

With respect to the Fund, the transfer agent, through the NSCC, makes available immediately prior to the opening of business on NYSE Arca (currently 9:30 a.m., Eastern time) on each Business Day, the identity of the Fund's securities and/or an amount of cash that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as described below) on that Business Day (based on information at the end of the previous Business Day). An order that is not received in good form may be rejected by the Fund and the Distributor. The names and quantities of the instruments that constitute the Fund's securities received on redemption ("Fund Securities") will be the same as the Proxy Portfolio, except to the extent redemptions are made entirely or partially on a cash basis, or if the Adviser determines pursuant to applicable exemptive relief to include securities that are not included in the Proxy Portfolio or modify the weightings of securities that are included in the Proxy Portfolio. Fund Securities will generally be identical to Deposit Securities that are applicable to creations of Creation Units.

Except as described below, and in all cases subject to the terms of the applicable Authorized Participant Agreement and any creation and redemption procedures adopted by the Fund and provided to all Authorized Participants, to initiate a redemption order for a Creation Unit, an Authorized Participant must submit an irrevocable order to redeem shares in proper form to the transfer agent at the close of regular trading on the NYSE, typically 4:00 p.m., Eastern Time on each Business Day for redemption of Creation Units to be effected based on the NAV of shares of the Fund on that Business Day.

Orders must be transmitted by an Authorized Participant via the electronic order entry system, by telephone or other transmission method acceptable to the transfer agent and the Distributor pursuant to procedures set forth in the Authorized Participant Agreement. Economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Distributor or an Authorized Participant.

Unless cash only redemptions are available or specified for the Fund, the redemption proceeds for a Creation Unit will generally consist of Fund Securities – as announced on the Business Day of the request for a redemption order received in proper form – plus cash in an amount equal to the difference between the NAV of the shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities, less the redemption transaction fee and variable fees described below. Notwithstanding the foregoing, the Fund may substitute a "cash-in-lieu" amount to replace any Fund Security in certain limited circumstances. "Cash-in-lieu" amounts will only be used in the redemption process when the use is consistent with applicable law. The amount of cash paid out in such cases will be equivalent to the value of the instrument listed as a Fund Security. In the event that the Fund Securities have a value greater than the NAV of the shares, a compensating cash payment equal to the difference will be included in the Cash Component required to be delivered by an Authorized Participant. In determining whether the Fund will redeem Creation Units entirely or partially on a cash or in-kind basis (whether for a given day or a given order), the key consideration is the benefits that would accrue to the Fund and its investors. Cash redemptions typically require selling portfolio instruments, which may result in adverse tax

25

consequences for the remaining Fund shareholders that would not occur with an in-kind redemption. As a result, tax considerations may warrant use of in-kind redemptions. See "Tax Considerations" below. In addition, as with purchases of Creation Units, the Fund may permit an Authorized Participant to receive cash in lieu of some or all of the Fund Securities because such instruments are not eligible for trading by the Authorized Participant or the investor on whose behalf the Authorized Participant is acting.

Redemptions of shares for Fund Securities will be subject to compliance with applicable U.S. federal and state securities laws, and the Fund reserves the right to redeem Creation Units for cash to the extent that the Fund could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering Fund Securities under such laws. An Authorized Participant, or a beneficial owner of shares for which it is acting, subject to a legal restriction with respect to a particular security included in the redemption of a Creation Unit may be paid an equivalent amount of cash. This would specifically prohibit delivery of Fund Securities that are not registered in reliance upon Rule 144A under the Securities Act of 1933("1933 Act") to a redeeming beneficial owner of shares that is not a "qualified institutional buyer," as such term is defined under Rule 144A of the1933 Act. The Authorized Participant may request the redeeming beneficial owner of the shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment.

The right of redemption may be suspended or the date of payment postponed with respect to the Fund: (i) for any period during which NYSE Arca is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on NYSE Arca is suspended or restricted;(iii) for any period during which an emergency exists as a result of which disposal by the Fund of securities it owns or determination of the Fund's NAV is not reasonably practicable; or (iv) in such other circumstances as permitted by the SEC.

If the Fund determines, based on information available to the Fund when a redemption request is submitted by an Authorized Participant, that (i) the short interest of the Fund in the marketplace is greater than or equal to 100% and (ii) the orders in the aggregate from all Authorized Participants redeeming fund shares on a Business Day represent 25% or more of the outstanding shares of the Fund, such Authorized Participant will be required to verify to the Fund the accuracy of its representations that are deemed to have been made by submitting a request for redemption.

If, after receiving notice of the verification requirement, the Authorized Participant does not verify, with respect to any portion of the shares of the Fund requested to be redeemed, the accuracy of the Authorized Participant's representations that are deemed to have been made by submitting a redemption request, the Fund reserves the right to reject that portion of the redemption request.

The Fund generally intends to effect deliveries of portfolio securities within two Business Days (i.e., days on which NYSE Arca is open) of receipt of a redemption request. The ability of the Fund to effect in-kind redemptions within two Business Days of receipt of a redemption request is subject, among other things, to the condition that, within the time period from the date of the request to the date of delivery of the securities, there are no days that are local market holidays on the relevant business days. For every occurrence of one or more intervening holidays in the local market that are not holidays observed in the United States, the redemption settlement cycle may be extended by the number of such intervening local holidays. In addition to holidays, other unforeseeable closings in a foreign market due to emergencies may also prevent the Fund from delivering securities within two Business Days.

The securities delivery cycles currently practicable for transferring portfolio securities to redeeming investors, coupled with local market holiday schedules, may require a delivery process longer than the standard settlement period. In certain circumstances during the calendar year, the settlement period may be greater than seven calendar days.

Redemption Transaction Fee

All persons redeeming Creation Units are expected to incur a transaction fee to cover the estimated cost to the Fund of processing the transaction, including estimated trading costs of converting the Fund's

26

actual portfolio holdings into the Fund Securities, and the costs of clearance and settlement charged to the Fund by NSCC or DTC. The basic in-kind redemption transaction fee of $[__] for the Fund, charged by and payable to the custodian, is the same no matter how many Creation Units are being redeemed pursuant to any one redemption request. An additional variable charge for cash redemptions or partial cash redemptions (when cash redemptions are permitted or required for the Fund) may also be imposed to compensate the Fund for the costs associated with selling the applicable securities. As a result, in order to seek to replicate the in-kind redemption order process, the Fund expects to sell, in the secondary market, the portfolio securities or settle any financial instruments that may not be permitted to be re-registered in the name of the Participating Party as a result of an in-kind redemption order pursuant to local law or market convention, or for other reasons ("Market Sales"). In such cases where the Fund makes Market Sales, the Authorized Participant will reimburse the Fund for, among other things, any difference between the market value at which the securities and/or financial instruments were sold or settled by the Fund and the cash in lieu amount (which amount, at the Adviser's discretion, may be capped), applicable registration fees, brokerage commissions and certain taxes ("Transaction Costs"). The Adviser may adjust the transaction fee to the extent the composition of the redemption securities changes or cash in lieu is added to the Cash Component to protect ongoing shareholders. In no event will fees charged by the Fund in connection with a redemption exceed [_]% of the value of each Creation Unit. Investors who use the services of a broker-dealer or other such intermediary may be charged a fee for such services. To the extent the Fund cannot recoup the amount of Transaction Costs incurred in connection with a redemption from the redeeming shareholder because of the [_]% cap or otherwise, those Transaction Costs will be borne by the Fund's remaining shareholders and negatively affect the Fund's performance.

Placement of Redemption Orders Using the Clearing Process

Orders to redeem Creation Units of the Fund through the Clearing Process, if available, must be delivered through a Participating Party that has executed the Authorized Participant Agreement. An order to redeem Creation Units of the Fund using the Clearing Process is deemed received on the Transmittal Date if (i) such order is received by the transfer agent at the close of regular trading on the NYSE, typically 4:00 p.m., Eastern Time on each Business Day on such Transmittal Date; and (ii) all other procedures set forth in the Authorized Participant Agreement are properly followed; such order will be effected based on the NAV of the Fund as next determined. All orders must be accepted by the Distributor in accordance with the procedures set forth in the Authorized Participant Agreement. An order to redeem Creation Units of the Fund using the Clearing Process made in proper form but received by the Fund at the close of regular trading on the NYSE, typically 4:00 p.m., Eastern Time on each Business Day will be deemed received on the next Business Day immediately following the Transmittal Date. The requisite Fund Securities (or contracts to purchase such Fund Securities which are expected to be delivered in a "regular way" manner) and the applicable cash payment will be transferred within two Business Days following the date on which such request for redemption is deemed received.

Placement of Redemption Orders Outside the Clearing Process

Arrangements satisfactory to the Fund must be in place for the Participating Party to transfer the Creation Units through the DTC on or before the settlement date. Redemptions of shares for Fund Securities will be subject to compliance with applicable U.S. federal and state securities laws and the Fund (whether or not it otherwise permits or requires cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Fund could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering Fund Securities under such laws.

In connection with taking delivery of shares for Fund Securities upon redemption of Creation Units, a redeeming shareholder or entity acting on behalf of a redeeming shareholder must maintain appropriate custody arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the Fund Securities are customarily traded, to which account such Fund Securities will be delivered. If neither the redeeming shareholder nor the entity acting on behalf of a redeeming shareholder has appropriate arrangements to take delivery of the Fund Securities in the applicable foreign jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of the Fund Securities in such jurisdictions, the Fund may, in its discretion, exercise its option to substitute a "cash-in-

27

lieu" amount for such Fund Securities, and the redeeming shareholder will be required to receive its redemption proceeds with respect to such Fund Securities in cash.

BOOK ENTRY ONLY SYSTEM

DTC acts as securities depositary for the shares. Shares of the Fund are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC. Certificates will not be issued for shares.

DTC, a limited-purpose trust company, was created to hold securities of the DTC Participants and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities broker-dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the NYSE and FINRA. Access to the DTC system is also available to others such as banks, broker- dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the "Indirect Participants").

Beneficial ownership of shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in shares (owners of such beneficial interests are referred to herein as "Beneficial Owners") is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Fund and DTC, DTC is required to make available to the Fund upon request and for a fee to be charged to the Fund a listing of the shares holdings of each DTC Participant. The Fund shall inquire of each such DTC Participant as to the number of Beneficial Owners holding shares, directly or indirectly, through such DTC Participant. The Fund shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Fund shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants' accounts with payments in amounts proportionate to their respective beneficial interests in shares as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a "street name," and will be the responsibility of such DTC Participants.

The Fund has no responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

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DTC may determine to discontinue providing its service with respect to the shares at any time by giving reasonable notice to the Fund and discharging its responsibilities with respect thereto under applicable law.

Under such circumstances, the Fund shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such are placement is unavailable, to issue and deliver printed certificates representing ownership of shares, unless the Fund makes other arrangements with respect thereto satisfactory to the NYSE Arca.

CONTINUOUS OFFERING

Any investor or Authorized Participant should be aware of certain legal risks that are unique to investors that purchase Creation Units directly from the Fund. Shares may be issued on an ongoing basis. Therefore, a "distribution" of shares could be occurring at any point in time. Certain activities that such purchasers perform as a dealer could, depending on the circumstances, result in the purchaser being deemed a participant in any distribution, such that it may render the purchaser a statutory underwriter and could subject the purchaser to the prospectus delivery and liability provisions of the 1933 Act. For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent shares, and sells such shares directly to customers, or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares.

Dealers who are not "underwriters" but participate in a distribution (as opposed to engaging in ordinary transactions on the secondary market),and thus deal with shares as part of an "unsold allotment" within the meaning of Section 4(a)(3)(C) of the 1933 Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the 1933 Act.

The determination of whether a person is a statutory underwriter or may avail itself to certain relief or exemption under the 1933 Act or the Securities Exchange Act of 1934 depends on all the facts and circumstances relating to a person and his or her planned and actual activities. Any example mentioned herein should not be considered a complete account of all the activities that may cause a person to be deemed a statutory underwriter or any exemptive relief that may or may not be available for any person.

SHARE PRICE

The trading prices of the Fund's shares in the secondary market generally differ from the Fund's daily NAV and are affected by market forces such as the supply of and demand for ETF shares and shares of underlying securities held by the Fund, economic conditions and other factors. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the United States.

NET ASSET VALUE

The price of the Fund's shares in the secondary market is based on the market price. The net asset value of each share ("NAV") of the Fund's common stock on which the creation and redemption prices are based is determined as of the close of regular trading of the NYSE (generally 4:00 p.m., Eastern Time) each day the NYSE is open for business (each a "Fund Business Day"). The NYSE is closed on New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. To calculate the NAV, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding.

For purposes of this computation, readily marketable portfolio securities listed on the NYSE are valued at the last quoted sales price on the business day as of which such value is being determined. If there has been no sale on the NYSE, the security is valued at the mean of the last bid and asked prices on

29

such day. If no bid and asked prices are quoted on the NYSE, then the security is valued by such method as the Board shall determine in good faith to reflect its fair market value.

Securities traded on a foreign exchange are valued at the official closing price (or, in the absence of an official closing price, the last quoted sales price, or, in the absence of an official closing price and last quoted sales price, the mean of the last bid and asked prices) on the last business day on the principal exchange on which the security is primarily traded. Values for securities listed on a foreign exchange are converted into their U.S. Dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on that day.

Readily marketable securities not listed on the NYSE or on a foreign securities exchange but listed on other national securities exchanges (excluding the Nasdaq Stock Market, Inc. ("NASDAQ")) are valued at the last quoted sales price on the business day as of which such value is being determined. If there has been no sale on such exchange, the security is valued at the mean of the last bid and asked prices on such day. If no bid and asked prices are quoted on such exchange, then the security is valued by such method as the Board shall determine in good faith to reflect its fair market value. Securities traded on the NASDAQ are valued using the NASDAQ Official Closing Price.

Treasury Bills with remaining maturities of 60 days or less are valued at their amortized cost. Under the amortized cost method of valuation, an instrument is valued at cost and the interest payable at maturity upon the instrument is accrued as income, on a daily basis, over the remaining life of the instrument. A Treasury Bill with a remaining maturity in excess of 60 days is valued on the basis of market quotations and estimates until the 60th day prior to maturity, at which point it is valued at amortized cost. In that event, the cost of the security is deemed to be the security's stated market value on the 61st day prior to maturity.

All other assets of the Fund, including restricted and not readily marketable securities, are valued in accordance with the Fund's valuation procedures established by and under the supervision of the Board. Portfolio securities for which market quotations are insufficient or not readily available, portfolio securities for which (in the judgment of the Adviser) the prices or values available do not represent the fair value of the securities, and portfolio securities determined to be illiquid are valued at fair value as determined by the Adviser as of the valuation time in accordance with the Fund's valuation procedures.

For purposes of determining the Fund's NAV each day, the value of all assets and liabilities initially expressed in a foreign currency is converted into U.S. Dollars at the foreign exchange rate in effect at the close of the NYSE on that day.

Additional Purchase and Redemption Information

You may visit the Fund's website at [_____]. In addition to checking your Fund account balance, you may purchase or redeem shares of the Fund through the website. The Fund has entered into an agreement with a third-party service provider pursuant to which it supports the Fund's online capabilities. A provision of that agreement limits the service provider's liability to the Fund such that the service provider's liability would not exceed (i) as to any single claim, an amount exceeding the aggregate fees received by the service provider during the three months preceding the occurrence from which the claim arises and (ii) as to all claims, an amount exceeding the aggregate fees received by service provider during the most recent 12-month term of services with respect to which the claim arises.

Payments to Intermediaries

The Adviser or its affiliates may pay broker-dealers or other financial intermediaries holding Fund shares for the benefit of their customers for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

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TAX CONSIDERATIONS

The Fund is a "non-diversified" investment company, which means the Fund is not limited (subject to the investment restrictions set forth above) in the proportion of its assets that may be invested in the securities of a single issuer. However, for each taxable year, the Fund intends to conduct its operations so as to qualify, to be taxed as a "regulated investment company" for purposes of the Code (a "RIC"), which will relieve the Fund of any liability for Federal income tax on that part of its net ordinary taxable income and net realized long-term capital gain which it distributes to shareholders. Such qualification does not involve supervision of management or investment practices or policies by any government agency. To so qualify, among other requirements, the Fund will limit its investments so that, at the close of each quarter of the taxable year, (i) not more than 25 percent of the market value of the Fund's total assets will be invested in the securities of a single issuer (the "25% test"), and (ii) with respect to 50 percent of the market value of its total assets, not more than 5 percent of the market value of its total assets will be invested in the securities of a single issuer and the Fund will not own more than 10 percent of the outstanding voting securities of a single issuer (the "50% test"). The Fund's investments in U.S. Government securities are not subject to these limitations. The Fund will not lose its status as a RIC if the Fund fails to meet the 25% test or the 50% test at the close of a particular quarter due to fluctuations in the market values of its securities. Investors should consult their own counsel for a complete understanding of the requirements the Fund must meet to qualify as a RIC. The following discussion relates solely to the Federal income tax treatment of dividends and distributions by the Fund and assumes the Fund qualifies as a RIC. Investors should consult their own counsel for further details and for the application of state and local tax laws to their particular situation.

Distributions of net ordinary taxable income (including any realized short-term capital gain) by the Fund to its shareholders are taxable to the recipient shareholders as ordinary income and, to the extent determined each year, are eligible, in the case of corporate shareholders, for the dividends-received deduction, subject to reduction of the amount eligible for deduction if the aggregate qualifying dividends received by the Fund from domestic corporations in any year are less than 100% of its gross income (excluding long-term capital gains from securities transactions). Under provisions of the current tax law, a corporation's dividends-received deduction will be disallowed, however, unless the corporation holds shares in the Fund at least 46 days during the 90-day period beginning 45 days before the date on which the corporation becomes entitled to receive the dividend. Furthermore, the dividends-received deduction will be disallowed to the extent a corporation's investment in shares of the Fund is financed with indebtedness. In view of the Fund's investment policies, dividends from domestic corporations may be a large part of the Fund's ordinary taxable income and, accordingly, a large part of such distributions by the Fund may be eligible for the dividends-received deduction; however, this is largely dependent on the Fund's investment policy for a particular year and therefore cannot be predicted with certainty.

A portion of the Fund's distributions may be treated as "qualified dividend income," taxable to individuals, trusts, and estates at the same preferential tax rates as long-term capital gains. A distribution is treated as qualified dividend income to the extent that the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that both the Fund and the individual satisfy certain holding period and other requirements. Dividends received from REITs generally do not constitute qualified dividend income. However, certain REIT dividends attributable to trade or business income of the REIT may qualify for a reduced rate of taxation as qualified business income in the hands of individuals, trusts and estates, provided certain holding period and other requirements are satisfied by the shareholder. To the extent the Fund's distributions are attributable to other sources, such as interest or capital gains, the distributions are not treated as qualified dividend income.

For federal income tax purposes, dividends declared and payable to shareholders of record as of a date in October, November or December of a given year but actually paid during the immediately following January will be treated as if paid by the Fund on December 31 of that calendar year and will be taxable to such shareholders for the year declared and not for the year in which the shareholders actually receive the dividend.

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An Authorized Participant that exchanges securities for Creation Units may realize a gain or loss equal to the difference between the fair market value of the Creation Units at the time of purchase and the sum of the Authorized Participant's cost basis in the securities transferred plus any cash paid.

An Authorized Participant that exchanges Creation Units for securities may realize a gain or loss equal to the difference between the Authorized Participant's cost basis in the Creation Units and the sum of the fair market value of the securities plus any cash received.

Authorized Participants exchanging securities for Creation Units or redeeming Creation Units should consult with their own tax advisor.

COMMON STOCK

The Fund is a Maryland corporation. The authorized capital stock of the Fund consists of 2,000,000,0000 shares of common stock, each having $0.001 par value. The Corporation's charter authorizes the Board to classify and reclassify any and all shares that are then unissued, including unissued shares of capital stock into any number of series; each series consisting of such number of shares and having such designations, such powers, preferences, rights, qualifications, limitations, and restrictions as shall be determined by the Board subject to the 1940 Act and other applicable law. The shares of any such additional series might therefore differ from the shares of the present series of capital stock and from each other as to preferences, conversions, or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption, subject to applicable law, and might thus be superior or inferior to the capital stock or to other series in various characteristics. The Board may increase or decrease the aggregate number of shares of stock or the number of shares of stock of any series that the funds have authorized to issue without shareholder approval.

Shareholders are entitled to one vote for each full share held and will vote in the election of or removal of directors (to the extent hereinafter provided) and on other matters submitted to the vote of shareholders. There will normally be no meetings of shareholders for the purpose of electing directors unless and until such time as less than a majority of the directors holding office have been elected by shareholders, at which time the directors then in office will call a shareholders' meeting for the election of directors. Except as set forth above, the directors shall continue to hold office and may appoint successor directors. The Fund's shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of directors can elect 100% of the directors if they choose to do so, and in such event the holders of the remaining less than 50% of the shares voting for such election of directors will not be able to elect any person or persons to the Board.

In the event additional series of the Corporation are formed, each series represents a separate pool of assets of the Corporation's shares and has different objectives and investment policies. Maryland law provides that the debts, liabilities, obligations, and expenses incurred with respect to a particular series are enforceable against the assets associated with that series only. The articles of incorporation also provide that the Board may issue additional series of shares. Each share of each series represents an equal proportionate share in that series with each other share and is entitled to such dividends and distributions of income belonging to that series as are declared by the directors. In the event of the liquidation of a series, each share is entitled to a pro-rata share of the net assets of that series.]

To the knowledge of the Fund, the following persons owned of record or beneficially 5% or more of the outstanding shares of the Fund as of the close of business on [____], 2021:

Name and Address	Number of Shares	% of Shares

32

CUSTODIAN, REGISTRAR AND SHAREHOLDER SERVICING AGENT, COUNSEL, INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND OTHER SERVICE PROVIDERS

[ ], [ ], acts as custodian for the Fund's securities portfolio and cash. Subject to the supervision of the Board, [ ] has entered into sub-custodial agreements for the holding of the Fund's foreign securities.

[ ], [ ], serves as the registrar and shareholder servicing agent for the Fund.

Seward & Kissel LLP, 901 K Street NW, Washington, DC 20001, serves as counsel to the Fund.

[ ], [ ], serves as independent registered public accounting firm for the Fund.

The NYSE Group, Inc., 11 Wall Street, New York, New York 10005, is a wholly-owned subsidiary of NYSE Holdings LLC, which is itself an indirect subsidiary of Intercontinental Exchange, Inc. NYSE Group is the parent company of, among others, entities that are registered national securities exchanges. The NYSE Proxy Portfolio Methodology, the New York Stock Exchange's proprietary methodology for operating an actively managed, periodically disclosed ETF, is owned by the NYSE Group, Inc. and licensed for use to the Adviser. The license agreement related to the Fund does not and will not mandate that the Fund's shares be listed on an NYSE Group exchange.

AMSSM is a service mark of NYSE Group, Inc. or its affiliates ("NYSE") and has been licensed for use by the Adviser ("Licensee") in connection with the Fund. Neither Licensee nor the Fund is sponsored, endorsed, sold or promoted by NYSE. NYSE makes no representations or warranties regarding Licensee or the Fund or the ability of the AMSSM to track the intra-day performance of any fund.

NYSE MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO AMSSM OR ANY DATA INCLUDED THEREIN. IN NO EVENT SHALL NYSE HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

FINANCIAL STATEMENTS AND REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[To be filed by amendment.]

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RCG ETFs, Inc.

Part C – Other Information.

Item 28.	Exhibits

The following Exhibits are filed as part of the Registrant's Registration Statement:

(a)		Articles of Incorporation dated August 27, 2021 – Filed herewith.

(b)		By-Laws – Filed herewith.

(c)		Not Applicable.

(d)		Investment Advisory Contract between the Registrant and Ruane, Cunniff & Goldfarb L.P. (the "Adviser") dated [_____], 2021.*

(e)		Distribution Agreement between the Registrant and [______] dated [______], 2021.*

(f)		Not Applicable.

(g)	(1)	Custody Agreement between the Registrant and [_______] dated [______], 2021.*

	(2)	Foreign Custody Manager Agreement between the Registrant and [_______], dated [______].*

(h)	(1)	Fund Administration and Accounting Agreement between the Registrant and [_______]dated [______], 2021.*

	(2)	Sublicense Agreement between the Registrant and the Adviser [_______]dated [______], 2021.*

	(3)	Form of Authorized Participant Agreement.*

(i)		Opinion and Consent of Seward & Kissel LLP.*

(j)		Consent of Independent Registered Public Accounting Firm.*

(k)		Not Applicable.

(l)		Initial Capital Agreement.*

(m)		Rule 12b-1 Plan.*

(n)		Not Applicable.

(o)		Reserved.

(p)		Code of Ethics.*

Other Exhibits: Power of Attorney.

_________________________
*	To be filed by amendment.

Item 29.	Persons Controlled by or Under Common Control with Registrant.

No such persons.

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Item 30.	Indemnification.

Article VIII, Section (2), of the Registrant's Articles of Incorporation provides that RCG ETFs, Inc. (the "Corporation") shall have the power, to the maximum extent permitted by Maryland law in effect from time to time, to obligate itself to indemnify, and to pay or reimburse reasonable expenses in advance of final disposition of a proceeding to, (a) any individual who is a present or former director or officer of the Corporation or (b) any individual who, while a director or officer of the Corporation and at the request of the Corporation, serves or has served as a director, officer, partner or trustee of another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan, limited liability company or any other enterprise from and against any claim or liability to which such person may become subject or which such person may incur by reason of his or her service in such capacity. The Corporation shall have the power, with the approval of the Board of Directors, to provide such indemnification and advancement of expenses to a person who served a predecessor of the Corporation in any of the capacities described in (a) or (b) above and to any employee or agent of the Corporation or a predecessor of the Corporation.

Article III, Section 3.13 of the Registrant's Bylaws provides that:

(a) To the maximum extent permitted by Maryland law in effect from time to time, the Corporation shall indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, shall pay or reimburse reasonable expenses in advance of final disposition of a proceeding to (a) any individual who is a present or former director or officer of the Corporation and who is made or threatened to be made a party to, or witness in, the proceeding by reason of his or her service in that capacity or (b) any individual who, while a director or officer of the Corporation and at the request of the Corporation, serves or has served as a director, officer, trustee, member, manager or partner of another corporation, real estate investment trust, limited liability company, partnership, joint venture, trust, employee benefit plan or any other enterprise and who is made or threatened to be made a party to, or witness in, the proceeding by reason of his or her service in that capacity. The rights to indemnification and advance of expenses provided by the Charter and these Bylaws shall vest immediately upon election of a director or officer. The Corporation may, with the approval of its Board of Directors, provide such indemnification and advance of expenses to an individual who served a predecessor of the Corporation in any of the capacities described in (a) or (b) above and to any employee or agent of the Corporation or a predecessor of the Corporation. The indemnification and payment or reimbursement of expenses provided in these Bylaws shall not be deemed exclusive of or limit in any way other rights to which any person seeking indemnification or payment or reimbursement of expenses may be or may become entitled under any bylaw, resolution, insurance, agreement or otherwise.

Neither the amendment nor repeal of this Article, nor the adoption or amendment of any other provision of the Charter or these Bylaws inconsistent with this Article, shall apply to or affect in any respect the applicability of the preceding paragraph with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

(b)       The indemnification and payment of expenses provided in these Bylaws shall not be effective to protect or purport to protect any director of the Corporation against any liability to the Corporation or its stockholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

.

Item 31.	Business and Other Connections of Investment Adviser.

None.

Item 32.	Principal Underwriters.

(a)	To be updated by amendment.
(b)	To be updated by amendment.
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(c)	To be updated by amendment.
Item 33.	Location of Accounts and Records.

To be updated by amendment.

Item 34.	Management Services.

No such management-related service contracts.

Item 35.	Undertakings.

Not applicable.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York and the State of New York, on the 3rd day of September, 2021.

RCG ETFS, INC.

By:	/s/ John B. Harris
John B. Harris President, Chief Executive Officer and Director

Pursuant to the requirements of the 1933 Act, this Registrant's Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Capacity	Date

(1) Principal Executive Officer:	President, CEO and Director	September 3, 2021

By: /s/ John B. Harris
John B. Harris

(2) Principal Financial and Accounting Officer:	Treasurer	September 3, 2021

By: /s/ Patrick Dennis
Patrick Dennis

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INDEX TO EXHIBITS

(a)	Articles of Incorporation

(b)	By-Laws

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